QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Carlisle Companies Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CARLISLE COMPANIES INCORPORATED
13925 Ballantyne Corporate Place, Suite 400
Charlotte, North Carolina 28277
(704) 501-1100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        The 2004 Annual Meeting of Shareholders of Carlisle Companies Incorporated (the "Company") will be held at the offices of the Company, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina on Tuesday, April 20, 2004, at 12:00 Noon for the following purposes:

  1.
  To elect three (3) directors.

  2.
  Approve the Company's Amended and Restated Executive Incentive Program.

  3.
  Approve the Company's Senior Management Incentive Compensation Plan.

  4.
  To transact any other business properly brought before the meeting.

        Only shareholders of record at the close of business on February 26, 2004 will be entitled to vote whether or not they have transferred their stock since that date.

        SHAREHOLDERS ARE URGED TO FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE.

By Order of the Board of Directors

STEVEN J. FORD Secretary

Charlotte, North Carolina
March 11, 2004

PROXY STATEMENT

GENERAL

        The enclosed Proxy is solicited by the Board of Directors.    The cost of proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may devote part of their time to solicitation by facsimile, telephone or personal calls. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to beneficial owners and for reimbursement of their out-of-pocket and clerical expenses incurred in connection therewith. Proxies may be revoked at any time prior to voting. See "Voting by Proxy and Confirmation of Beneficial Ownership" beginning on page 27.

        The mailing address of the principal executive offices of the Company is Carlisle Companies Incorporated, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277. The Company intends to mail this Proxy Statement and the enclosed Proxy, together with the 2003 Annual Report, on or about March 11, 2004. Upon written request mailed to the attention of the Secretary of the Company, at the address set forth above, the Company will provide without charge a copy of its 2003 Annual Report on Form 10-K filed with the Securities and Exchange Commission.

VOTING SECURITIES

        At the close of business on February 26, 2004, the Company had 31,031,822 shares of common stock ("Shares" or "Common Shares") outstanding, all of which are entitled to vote. The Company's Restated Certificate of Incorporation provides that each person who received Shares pursuant to the Agreement of Merger, dated March 7, 1986, which was approved by the shareholders of Carlisle Corporation and became effective on May 30, 1986, is entitled to five votes per Share. Persons acquiring Shares after May 30, 1986 (the effective date of the Merger) are entitled to one vote per share until the Shares have been beneficially owned (as defined in the Restated Certificate of Incorporation) for a continuous period of four years. Following continuous ownership for a period of four years, the Shares are entitled to five votes per share. The actual voting power of each holder of Shares will be based on shareholder records at the time of the Annual Meeting. See "Voting by Proxy and Confirmation of Beneficial Ownership" beginning on page 27. In addition, holders of Shares issued from the treasury, other than for the exercise of stock options, before the close of business on February 26, 2004 (the record date for determining shareholders entitled to vote at the Annual Meeting) will be entitled to five votes per share unless the Company's Board of Directors (the "Board of Directors" or "Board") determines otherwise at the time of authorizing such issuance.

SECURITY OWNERSHIP

        The following table provides information as of January 31, 2004, as reported to the Company by the persons and members of the group listed, as to the number and the percentage of Common Shares beneficially owned by: (i) each director, nominee and executive officer named in the Summary Compensation Table on page 11; and (ii) all directors, nominees and current executive officers of the Company as a group.

Name of Director/Executive or Number of Persons in Group	Number of Shares		Percentage
Donald G. Calder	397,592	(a)(c)(h)	1.28
Robin S. Callahan	9,163	(h)(k)	.03
Paul J. Choquette, Jr	10,868	(g)(h)	.04
Peter L.A. Jamieson	9,264	(h)(l)	.03
Peter F. Krogh	8,169	(h)(l)	.03
Richmond D. McKinnish	321,414	(e)(f)	1.03
Stephen P. Munn	425,200	(b)(e)(f)	1.36
Anthony W. Ruggiero	6,667	(h)	.02
Lawrence A. Sala	4,855	(h)(l)	.02
Eriberto R. Scocimara	12,823	(d)(h)	.04
Magalen C. Webert	176,018	(h)(i)(j)(l)	.57
Kirk F. Vincent	167	(e)(f)	.0
Kevin G. Forster	46,710	(e)(f)	.15
Steven J. Ford	68,036	(e)(f)	.22
14 Directors and current executive officers as a group	1,496,946	(a)-(k)	4.73

(a)
Includes 2,000 Shares held by Mr. Calder's wife. Mr. Calder disclaims beneficial ownership of these Shares.

(b)
Includes 5,200 Shares held by Mr. Munn's wife. Mr. Munn disclaims beneficial ownership of these Shares.

(c)
Includes 366,392 Shares (1.16%) held by a trust as to which Mr. Calder is a trustee. Mr. Calder disclaims beneficial ownership of these Shares.

(d)
Includes 2,000 Shares held by Mr. Scocimara's wife. Mr. Scocimara disclaims beneficial ownership of these Shares.

(e)
Includes Shares allocated to the accounts of the following named officers participating in the Company's Employee Incentive Savings Plan as of December 31, 2003; Mr. Munn, 224 Shares; Mr. McKinnish, 14,145 Shares; Mr. Vincent, 167 Shares; Mr. Forster, 2,260 Shares; and Mr. Ford, 1,289 Shares. Each participant in the Plan has the right to direct the voting of Shares allocated to his account. Shares are held by the trustee of the Employee Incentive Savings Plan in a commingled trust fund with beneficial interest allocated to each participant's account.

(f)
Includes Shares which the following named officers have the right to acquire within sixty (60) days through the exercise of stock options issued by the Company: Mr. Munn, 250,000 Shares; Mr. McKinnish, 226,171 Shares; Mr. Vincent, 0 Shares; Mr. Forster, 42,334 Shares; and Mr. Ford, 63,500 Shares. Shares issued from the treasury of the Company pursuant to the exercise of stock options have one vote per share until such Shares have been held for a continuous period of four years.

(g)
Includes 700 Shares held by Mr. Choquette's wife. Mr. Choquette disclaims beneficial ownership of these Shares.

(h)
Includes Shares which the following non-management directors have the right to acquire within sixty (60) days through the exercise of stock options issued by the Company: Mr. Calder, 5,667 Shares; Mrs. Callahan, 4,078 Shares; Mr. Choquette, 5,667 Shares; Mr. Jamieson, 5,667 Shares; Mr. Krogh, 5,667 Shares; Mr. Ruggiero, 5,667 Shares; Mr. Sala, 4,001 Shares; Mr. Scocimara, 5,667 Shares; and Mrs. Webert, 5,667 Shares. Shares issued from the treasury of the Company pursuant to the exercise of stock options have one vote per share until such Shares have been held for a continuous period of four years.

(i)
Includes 1,000 Shares held by Mrs. Webert's husband and 2,812 Shares held by Mrs. Webert's children. Mrs. Webert disclaims beneficial ownership of these Shares.

(j)
Includes 147,058 Shares held by a limited partnership as to which Mrs. Webert is an indirect owner. Mrs. Webert disclaims beneficial ownership of these Shares.

(k)
Includes 85 Shares held by Mrs. Callahan's husband. Mrs. Callahan disclaims beneficial ownership of these Shares.

(l)
The table does not include the following Share equivalent units ("Units") credited to the directors under the Company's Deferred Compensation Plan for Non-Employee Directors: Mr. Jamieson, 2,106 Units; Mr. Krogh, 2,106 Units; Mr. Sala, 605 Units; and Mrs. Webert, 1,154 Units. The value of the Units will be paid to the director in cash upon his or her termination of service.

BOARD OF DIRECTORS

A. Election of Directors

        The Company's Restated Certificate of Incorporation provides for a classified Board of Directors under which the Board is divided into three classes of directors, each class as nearly equal in number as possible.

        At the Annual Meeting three (3) directors are to be elected. The directors will be elected to serve for a three-year term until the 2007 Annual Meeting and until their successors are elected and qualified. Directors will be elected by a plurality of the votes cast. Only votes cast for a nominee will be counted, except that the accompanying Proxy will be voted for the three nominees in the absence of instructions to the contrary. Abstentions, broker non-votes, and instruction on the accompanying Proxy to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes than if the votes were cast for the respective nominees. For voting purposes, proxies requiring confirmation of the date of beneficial ownership received by the Board of Directors with such confirmation not completed so as to show which Shares beneficially owned by the shareholder are entitled to five votes will be voted with one vote for each Share. See "Voting by Proxy and Confirmation of Beneficial Ownership" beginning on page 27. In the event any nominee is unable to serve (an event management does not anticipate), the Proxy will be voted for a substitute nominee selected by the Board of Directors or the number of directors will be reduced.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING NOMINEES.

Nominees for Election

        The following table sets forth certain information relating to each nominee, as furnished to the Company by the nominee. Except as otherwise indicated, each nominee has had the same principal occupation or employment during the past five years.

Name	Age	Position with Company, Principal Occupation, and Other Directorships	Period of Service as Director (a)
Donald G. Calder	66	President of G.L. Ohrstrom & Co., Inc., a private investment firm. Director of Central Securities Corporation, Roper Industries Inc., and Brown-Forman Corporation. Member of Executive, Corporate Governance and Nominating and Audit Committees of the Company.	December, 1984 to date.
Robin S. Callahan	57
		Past General Manager, Distribution and Marketing of International Business Machines, a computer manufacturer and provider of information technology services. Member of Audit, Pension and Benefits and the Executive Committees of the Company.	May, 1998 to date.
Eriberto R. Scocimara	68
		President, Chief Executive Officer and Director of Hungarian-American Enterprise Fund. Director of Quaker Fabric Corporation, Roper Industries, Inc., and Euronet Services, Inc. Chairman of Compensation Committee and Member of Executive Committee of the Company.	July, 1970 to date.

Directors With Unexpired Terms

        The following table sets forth certain information relating to each director whose term has not expired, as furnished to the Company by the director. Except as otherwise indicated, each director has had the same principal occupation or employment during the past five years.

Name	Age	Position with Company, Principal Occupation, and Other Directorships	Director Period of Service as (a); Expiration
Paul J. Choquette, Jr.	65	Chairman and Chief Executive Officer of Gilbane, Inc. the holding company for Gilbane Properties, Inc. and Gilbane Building Company, real estate development and construction management companies. Director of FleetBoston Financial Group, Inc. Chairman of Corporate Governance and Nominating Committee and Member of Executive Committee of the Company.	April, 1991 to date. Term expires 2006
Peter L.A. Jamieson	65
		Director of Jardine Strategic Holdings, Ltd., a holding company which makes long-term strategic investments. Past Director of Robert Fleming Holdings Limited, an investment banking firm. Member of Audit, Pension and Benefits and Compensation Committees of the Company.	January, 1996 to date. Term expires 2005.
Peter F. Krogh	67
		Dean Emeritus and Distinguished Professor, School of Foreign Service, Georgetown University. Director of Credit Suisse Mutual Funds.Chairman of Pension and Benefits Committee and Member of Compensation and Corporate Governance and Nominating Committees of the Company.	May, 1995 to date. Term expires 2005.
Richmond D. McKinnish	54	Chief Executive Officer, since February, 2001; President since March, 2000; Executive Vice President from March, 1999 to March, 2000.	February, 2001 to date. Term expires 2005.
Stephen P. Munn	61
		Chairman of the Board, since January, 1994; Chief Executive Officer from September, 1988 to February, 2001, of the Company. Director of Gannett Corporation. Chairman of Executive Committee of the Company.	September, 1988 to date. Term expires 2006.
Anthony W. Ruggiero	62
		Executive Vice President and Chief Financial Officer of Olin Corporation, a metals and chemicals manufacturer and distributor. Director of Olin Corporation. Chairman of Audit and Member of Compensation and Corporate Governance and Nominating Committees of the Company.	August, 2001 to date. Term expires 2005.

Lawrence A. Sala	41
		Chairman, President and Chief Executive Officer of Anaren, Inc., manufacturer of microwave electronic components and subsystems for satellite and defense electronics, and telecommunications. Director of Anaren, Inc. Member of Audit and Pension and Benefits Committees of the Company.	September, 2002 to date. Term expires 2006.
Magalen C. Webert	52	Private investor. Member of Audit and Pension and Benefits Committees of the Company.	May, 1999 to date. Term expires 2006.

(a)
Information reported includes service as a Director of Carlisle Corporation, the Company's predecessor.

B. Meetings of the Board and Certain Committees; Remuneration of Directors

        During 2003, the Board of Directors of the Company held six (6) meetings. The annual fee paid to each director who is not a member of management was $35,000. Each non-management director may elect to receive the entire annual fee in cash or one-half of the fee in cash and the other half in Shares with a market value equal to that amount. In addition, a $5,000 annual attendance fee is paid to each non-management director who attends at least 75% of the aggregate of (i) the total number of Board of Directors meetings which he or she is eligible to attend, and (ii) all meetings of committees of the Board on which the director serves. For 2003, each non-management director attended at least 75% of such meetings and received a $5,000 annual attendance fee.

        The Board has standing Executive, Audit, Compensation, Pension and Benefits and Corporate Governance and Nominating Committees.

        The Executive Committee has the authority to exercise all powers of the Board of Directors between regularly scheduled Board meetings. During 2003, the Executive Committee did not meet. Each member of the Executive Committee (other than Mr. Munn, the Company's Chairman during 2003 and the Chairman of the Committee) received an annual fee of $15,000.

        The Audit Committee has the sole authority to appoint and terminate the engagement of the independent auditors of the Company and its subsidiaries. The functions of the Audit Committee also include reviewing the arrangements for and the results of the auditors' examination of the Company's books and records, internal accounting control procedures, the activities and recommendations of the Company's internal auditors, and the Company's accounting policies, control systems and compliance activities. During 2003, the Audit Committee held nine (9) meetings. Each member of the Audit Committee received an annual fee of $10,000. The Chairman of the Committee received an additional annual fee of $5,000.

        The Compensation Committee administers the Company's incentive programs and decides upon annual salary adjustments and discretionary bonuses for various employees of the Company, including the executive officers. During 2003, the Compensation Committee held three (3) meetings. Each member of the Compensation Committee received an annual fee of $5,000. The Chairman of the Committee received an additional annual fee of $10,000.

        The Pension and Benefits Committee monitors the performance of the Company's pension and benefits programs. During 2003, the Pension and Benefits Committee met twice. Each member of the

Pension and Benefits Committee received an annual fee of $5,000. The Chairman of the Committee received an additional annual fee of $10,000.

        The functions of the Corporate Governance and Nominating Committee include developing and maintaining a set of corporate governance guidelines, leading the search for individuals qualified to become members of the Board and recommending such individuals be nominated by the Board to be presented for shareholder approval at the Company's annual meetings, reviewing the Board's committee structure and recommending to the Board for its approval directors to serve as members of each committee, evaluating the performance of the chief executive officer, discussing succession planning and recommending a new chief executive officer if a vacancy occurs. During 2003, the Corporate Governance and Nominating Committee held four (4) meetings. Each member of the Corporate Governance and Nominating Committee received an annual fee of $5,000. The Chairman of the Committee received an additional annual fee of $10,000.

        In addition, at its February, 2000 meeting, the Board of Directors adopted a Non-Employee Director Stock Option Plan. In February 2002, the Non-Employee Director Stock Option Plan was amended to condition option grants on the attainment of financial criteria established by the Board from time to time. With respect to the calendar year ended December 31, 2002, the financial criterion was a specified increase in earnings per share. The Company achieved the specified increase in earnings per share and, as a result, each eligible non-employee director received in 2003 an option to acquire 1,000 Shares at an option price of $40.06, which was equal to the closing market price of the Shares on the date of the grant. All options expire ten years following the date of grant. With respect to calendar year-ended December 31, 2003, the financial criterion is also a specified increase in earnings per share.

        Under the Director Retirement Plan, each retired director with at least five years of service on the Board as a non-employee is entitled to monthly payments equal to $1,667. The payments continue for the number of months equal to the director's months of service on the Board; or until the death of the director, whichever occurs first. In the event a retired director receiving payments dies before receiving his or her full benefit, the director's surviving spouse will receive the remaining benefits until the spouse's death or the benefit is completed, whichever occurs first.

        At its December 2003 meeting, the Board of Directors amended the Director Retirement Plan to (i) freeze the accrual of all future benefits, (ii) waive the requirement that a participant serve on the Board of Directors for at least five years in order to be eligible for a benefit and (iii) provide each participant currently serving on the Board with a one-time opportunity to elect, in lieu of all other benefits to which he or she would otherwise be entitled under the Director Retirement Plan, to receive his or her previously earned benefits, subject to certain conditions, in one of the following forms: a single payment, installment payments, or a credit to his or her bookkeeping account under the Deferred Compensation Plan for Non-Employee Directors (described below). The value of the benefits eligible for the one-time election were as follows: Mr. Calder—$255,600, Mrs. Callahan—$89,000, Mr. Choquette—$193,000, Mr. Jamieson—$132,800, Mr. Krogh—$132,800, Mr. Ruggiero—$56,000, Mr. Sala—$38,200, Mr. Scocimara—$332,600 and Mrs. Webert—$72,800.

        At its December 2003 meeting, the Board also adopted the Deferred Compensation Plan for Non-Employee Directors. Under the Deferred Compensation Plan, which is effective on January 1, 2004, each non-employee director of the Company is entitled to defer up to 100% of his or her annual retainer and meeting fees. In addition, as described above, each participant was provided a one-time election to have a credit made to his or her account under the Deferred Compensation Plan in lieu of all other benefits to which he or she would otherwise be entitled under the Company's Director Retirement Plan. Each participant can direct the "deemed investment" of his or her account among the different investment funds offered by the Company from time to time. Initially, the investment options include (i) a fixed rate fund and (ii) Share equivalent units. All amounts held under the Deferred

Compensation Plan are 100% vested amounts credited to a participant's account and generally will be paid or commence to be paid after the participant terminates service as a director. At the participant's election, payments can be made in a lump sum or in quarterly installments. Payments under the Deferred Compensation Plan are made in cash from the Company's general assets.

C. Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's equity securities, to file reports of security ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than ten-percent beneficial owners also are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms and written representations from its executive officers and directors, the Company believes that all Section 16(a) filing requirements were complied with on a timely basis during and for 2003. The Company notes that on October 31, 2003, Richmond D. McKinnish exercised options to purchase 20,000 Shares and sold those shares in the open market. The Form 4 reporting this transaction inadvertently omitted Mr. McKinnish's option exercise and, therefore, understated his Share ownership by 20,000. An amended Form 4 was filed on February 27, 2004.

D. Corporate Governance Matters

        Independence.    The Board recognizes the importance of director independence. Under the rules of the New York Stock Exchange, to be considered independent, the Board must determine that a director does not have a direct or indirect material relationship with the Company. Moreover, a director will not be independent if, within the preceding three (3) years: (i) the director was employed by the Company or receives $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service, (ii) the director was employed by or affiliated with the Company's independent auditor, (iii) the director is part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee of another company that employs the director, (iv) the director is an executive officer or employee of another company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues, or (v) the director had an immediate family member in any of the categories in (i)-(iv).

        The Board has determined that nine (9) of the Company's eleven (11) directors are independent under these standards. The independent directors are as follows: Donald G. Calder, Robin S. Callahan, Paul J. Choquette, Jr., Peter L.A. Jamieson, Peter F. Krogh, Anthony W. Ruggiero, Lawrence A. Sala, Eriberto R. Scocimara and Magalen C. Webert. The other two directors are Richmond D. McKinnish, the Company's current President and Chief Executive Officer and Stephen P. Munn, the Company's former Chief Executive Officer who currently serves as Chairman of the Board.

        In addition, each of the directors serving on the Audit, Compensation, Corporate Governance and Nominating and Pension and Benefits Committees are independent under the standards of the New York Stock Exchange.

        Meetings of Non-Employee Directors.    At the conclusion of each of the regularly scheduled Board meetings, the independent directors of the Board meet in executive session without management and elect a director among them to preside at the executive meeting.

        Statement of Corporate Governance Guidelines and Principles.    The Company has adopted a Statement of Corporate Governance Guidelines and Principles and has published the Statement on its website: www.carlisle.com.

        Code of Ethics.    The Company's Business Code of Ethics is published on its website: www.carlisle.com. The Company will provide without charge a copy of the Business Code of Ethics to any shareholder upon written request mailed to the attention of the Company's Secretary at 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277.

        Communications with Board of Directors.    Any security holder may communicate with the Board of Directors by writing to the Company's Secretary at Carlisle Companies Incorporated, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277, Attention: Secretary. Any written communication will be forwarded to the Board for its consideration.

        Directors are not required to attend the Company's Annual Meeting of Shareholders and none of the directors attended last year's Annual Meeting.

        Nomination Process.    At its February, 2003 meeting, the Board established a Corporate Governance and Nominating Committee. The Committee's Charter is published on the Company's website: www.carlisle.com. All directors serving on the Committee are "independent" under the standards established by the New York Stock Exchange.

        As more fully described in its Charter, the Corporate Governance and Nominating Committee assists the Board by identifying individuals qualified to be directors and recommending such individuals be nominated by the Board for election to the Board by the shareholders. Director nominees should possess the highest personal and professional integrity, ethics and values, and be committed to representing the long-term interests of the Company's shareholders. Nominees should also have outstanding business, financial, professional, academic or managerial backgrounds and experience. Each nominee must be willing to devote sufficient time to fulfill his or her duties, and should be committed to serve on the Board for an extended period of time. Prior to accepting an invitation to serve on another public company board, directors must advise the Corporate Governance and Nominating Committee and the Committee will determine whether such service will create a conflict of interest and/or prevent the director from fulfilling his or her responsibilities.

        The source of director candidates may include: other directors, management, third-party search firms and security holders. Security holders may submit director recommendations to the Corporate Governance and Nominating Committee by writing to the Company's Secretary at Carlisle Companies Incorporated, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277, Attention: Secretary. The writing should include whatever supporting material the security holder considers appropriate and should address the director nominee characteristics described in the immediately preceding paragraph and must be received at least 120 days prior to the applicable Annual Meeting. The Company has not retained a third-party search firm to identify candidates at this time, but may do so in the future in its discretion.

COMPENSATION OF EXECUTIVE OFFICERS

A. Summary Compensation Table

        The following table discloses compensation received during the three fiscal years ended December 31, 2001-2003 by Mr. McKinnish, the Company's Chief Executive Officer, and by each of the four remaining most highly paid executive officers who served as executive officers during 2003:

Long-Term Compensation Awards
Annual Compensation(1)
Name and Principal Position					Securities Underlying Options(#)	All Other Compensation($)(2)
	Year	Salary($)	Bonus($)
Stephen P. Munn(3) Chairman	2003 2002 2001	$480,000 462,250 581,000	$	— 200,000 —	— — 50,000	$9,333 7,467 6,800
Richmond D. McKinnish(4) President and Chief Executive Officer	2003 2002 2001	$725,000 685,000 525,000		$800,000 600,000 —	100,000 100,000 25,000	$9,333 7,467 —
Kirk F. Vincent(5) Vice President and Chief Financial Officer	2003 2002 2001	$757,000 340,000 137,500	$	— 150,000 97,402	10,000 10,000 5,000	$3,733 7,467 —
Kevin G. Forster President, Asia-Pacific	2003 2002 2001	$187,000 177,000 170,000		$115,000 80,000 55,000	7,500 1,000 3,000	$9,333 17,662 33,068	(6) (6) (6)
Steven J. Ford Vice President, Secretary and General Counsel	2003 2002 2001	$200,000 190,000 182,000		$115,000 100,000 65,000	15,000 6,000 5,000	$8,000 6,800 7,000

(1)
Includes amounts earned in fiscal year.

(2)
For the executive officers other than Mr. Forster, includes only contributions by the Company to the Company 401(k) plan.

(3)
Mr. Munn relinquished his position as Chief Executive Officer, effective February 7, 2001.

(4)
Mr. McKinnish was appointed President, effective March 7, 2000 and Chief Executive Officer, effective February 7, 2001.

(5)
Mr. Vincent resigned from the Company, effective November 13, 2003. Mr. Vincent's salary includes a $400,000 severance payment.

(6)
Includes the following contributions by the Company to the Company 401(k) plan: (i) 2001—$7,000, (ii) 2002—$6,800, and (iii) 2003—9,333, and the following cost of living reimbursements attributable to overseas assignment: (i) 2001—$26,068 and (ii) 2002—$10,862.

B. Stock Option Grants in 2003

        The following table discloses information on stock option grants in fiscal 2003 to the named executive officers.

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)	% Of Total Options Granted to Employees in Fiscal Year (%)	Exercise Price ($/Sh)	Expiration Date(1)	Pre-Tax(2) Grant Date Present Value(3)
Stephen P. Munn	—	—	—	—	—
Richmond D. McKinnish	100,000	55.40%	$40.06	2/4/13	$905,000
Kirk F. Vincent	10,000	5.54%	$40.06	2/4/13	$90,500
Kevin G. Forster	7,500	4.15%	$40.06	2/4/13	$67,875
Steven J. Ford	15,000	8.13%	$40.06	2/4/13	$135,750

(1)
Options are exercisable, 33.3% on February 5, 2003 an additional 33.3% on February 5, 2004 and the balance on February 5, 2005 and thereafter, cumulatively, through the expiration date. In addition, the options are immediately exercisable upon a Change of Control (as defined on page 14).

(2)
Prior to applicable federal, state and other taxes.

(3)
The Black-Scholes model used to calculate the hypothetical values at date of grant considers the following factors to estimate the options present value: the stock's historic volatility calculated using the quarterly market price of the Shares since March, 1991, the expected life of the option, risk-free interest rates and the Shares expected dividend yield. The assumptions used in the model for this valuation were: return volatility of 28.7%; expected life of 7 years; risk-free interest of 3.8%; and an expected dividend yield of 2.3%. This resulted in a value of $11.31 per option. The Black-Scholes model assumes that an option is not cancelable and that it can be sold at any time for cash. Since those assumptions are not applicable here, the Company has reduced the above grant date present values by 20%.

C. Aggregated Option Exercises in 2003 and Year End Values

        The following table discloses information on stock option exercises in fiscal 2003 by the named executive officers and the value of each officers' unexercised stock options on December 31, 2003.

Name	Shares Acquired on Exercise(#)	Pre-Tax(1) Value Realized($)(2)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Pre-Tax(1) Value of Unexercised, In-The-Money Options at Fiscal Year End($)(3)
			Exercisable/ Unexercisable		Exercisable/ Unexercisable
Stephen P. Munn	—	$—	250,000	—	$5,601,250	$—
Richmond D. McKinnish	20,832	$429,038	149,504	110,000	$3,139,147	$2,453,05
Kirk F. Vincent	15,000	$353,528	—	—	$—	$—
Kevin G. Forster	583	$3,849	32,501	12,333	$718,674	$291,796
Steven J. Ford	500	$3,301	50,500	18,000	$1,077,064	$411,425

(1)
Prior to applicable federal, state and other taxes.

(2)
Value realized is calculated by subtracting the exercise price from the fair market value of the Shares on the date of exercise.

(3)
Total value of options is calculated by subtracting the exercise price from $60.86 (the closing price of the Shares on December 31, 2003).

D. Equity Compensation Plan Information

        The number of equity securities to be issued upon the exercise of stock options under the Company's equity compensation plans, the weighted average exercise price of the options and the number of securities remaining for future issuance are as follows:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options	(b) Weighted-average exercise price of outstanding options	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	991,059	$38.45	611,714
Equity compensation plans not approved by security holders	52,411	$36.57	141,000

Total	1,043,470	$38.36	752,714

        The only equity compensation plan not approved by the shareholders is the Company's Non-Employee Director Stock Option Plan discussed on page 8.

E. Pension Plan

        The pension plans of the Company and its subsidiaries provide defined benefits including a cash balance formula whereby participants accumulate a cash balance benefit based upon a percentage of compensation allocation made annually to the participants' cash balance accounts. The allocation percentage ranges from 2% to 7% and is determined on the basis of each participant's years of service. The cash balance account is further credited with interest annually. The interest credit is based on the One Year Treasury Constant Maturities as published in the Federal Reserve Statistical Release over the one year period ending on the December 31st immediately preceding the applicable plan year (with a minimum of 4.00%). The interest rate for the plan year ending December 31, 2003 was 4.00%. Compensation covered by the pension plan of the Company and its subsidiaries includes total cash remuneration in the form of salaries and bonuses, including amounts deferred under Sections 401(k) and 125 of the Internal Revenue Code of 1986, as amended (the "Code").

        The annual annuity benefit payable starting at normal retirement age (age 65 with five years of service) as accrued through December 31, 2003 under the pension plans of the Company and its subsidiaries for the executives named in the Summary Compensation table were as follows: Mr. Munn, $400,000; Mr. McKinnish, $333,564; Mr. Forster, $25,211; and Mr. Ford, $17,491. Mr. Vincent was not eligible for any pension benefit at the time of his separation.

        As of December 31, 2003, the full years of credited service under the plans for each of the following individuals were as follows: Mr. Munn, 14 years; Mr. McKinnish, 28 years; Mr. Forster, 17 years; and Mr. Ford, 7 years.

        Section 401(a)(17) of the Code currently places a limit of $200,000 on the amount of annual compensation covered under a qualified pension plan such as the one maintained by the Company (the "Retirement Plan"). Under an unfunded supplemental pension plan maintained by the Company, the Company will make payments as permitted by the Code to plan participants in an amount equal to the difference, if any, between the benefits that would have been payable under the Retirement Plan without regard to the limitations imposed by the Code and the actual benefits payable under the Retirement Plan as so limited.

F. Compensatory Arrangements and Related Transactions

        The Company has outstanding agreements with certain executive employees of the Company selected by the Board of Directors, which agreements provide that the individuals will not, in the event of the commencement of steps to effect a Change of Control (defined generally as an acquisition of 20% or more of the outstanding voting shares or a change in a majority of the Board of Directors), voluntarily leave the employ of the Company until a third person has terminated his or its efforts to effect a Change of Control or until a Change of Control has occurred.

        In the event of a termination of the individual's employment within three (3) years of a Change in Control, the executive is entitled to three years' compensation, including bonus, retirement benefits equal to the benefits he would have received had he completed three additional years of employment, continuation of all life, accident, health, savings, and other fringe benefits for three years, and relocation assistance.

        At any time prior to a Change of Control, the Board of Directors of the Company may amend, modify or terminate any such agreement. The Board of Directors may also, at any time, terminate an agreement with respect to any executive employee who is affiliated with any group seeking or accomplishing a Change of Control. Messrs. Munn, McKinnish, Forster and Ford are each a party to such an agreement.

PERFORMANCE GRAPH

        The following graph shows a five-year comparison of cumulative total returns, assuming reinvestment of dividends for the Company, the S&P 500 Composite Index, the Russell 2000 Index and the Peer Group Index*.

        The following table shows how a $100 investment in Carlisle Companies Incorporated has grown over the five-year period ending December 31, 2003 as compared to a $100 investment in the S&P 500 Composite Index, the Russell 2000 Index and the Peer Group Index.* All values assume the reinvestment of dividends.

DATE	CARLISLE	S&P 500	RUSSELL 2000	PEER GROUP
1998	$100.00	$100.00	$100.00	$100.00
1999	71.55	119.53	119.62	103.48
2000	86.61	107.41	114.59	102.32
2001	75.43	93.40	115.77	109.09
2002	85.30	71.57	90.79	90.43
2003	126.57	90.46	131.98	124.43

*
The Peer Group Index consists of Cooper Industries Inc., Crane Co., Danaher Corp., Dover Corp., Emerson Electric Co., General Electric, Illinois Tool Works Inc., Ingersoll-Rand Co., ITT Industries Inc., Parker-Hannifin Corp., Pentair Inc., Roper Industries Inc., SPX Corp., Teleflex Inc., Textron Inc., Tyco International Inc., United Technologies Corp. and York International Corp. The Company believes that these public companies have similar industrial characteristics and constitute an appropriate index.

REPORT OF THE COMPENSATION COMMITTEE

        The policies of the Compensation Committee of the Board of Directors of the Company are highly performance-related and are intended to motivate and reward individual performance that contributes to the attainment of the operational, financial and strategic goals set by management to build shareholder value.

        Executive officers of the Company receive an annual base salary and are eligible for grants of stock options and performance-based cash bonuses. The Compensation Committee evaluates subjective individual and objective Company performance criteria in determining the size of the various components of compensation.

        Base salaries are normally adjusted annually, based upon general industry changes in salary levels, individual and Company performance and levels of duties and responsibilities. Annual cash bonuses awarded to executive officers are based on a percentage of each officer's base salary. The percentage of base salary for each officer is determined each year by the Compensation Committee based on an evaluation of individual performances as reported to the Compensation Committee by the Chief Executive Officer, a review of overall Company and divisional performance criteria, such as sales (with an emphasis on organic growth), operating earnings, net earnings per share, cash flow generation (with an emphasis on working capital management), stock price performance, acquisitions, strategic accomplishments and other factors as the Compensation Committee deems appropriate.

        In addition, the Compensation Committee considered the conclusions and recommendations of a benefits consulting firm retained in 2003 to prepare a report (the "Consultant's Report") assessing the appropriateness of the compensation paid to the Company's senior officers in relation to the compensation paid to senior officers of comparable companies, which include many of the companies listed in the Peer Group included in the Performance Graph on page 15. The Consultant's Report included certain additional industry specific companies to more accurately assess compensation.

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the amount of individual compensation for certain executives that may be deducted by the employer for federal income tax purposes in any one fiscal year to $1 million unless such performance is "performance-based." The determination of whether compensation is performance-based depends upon a number of factors. In general, the Compensation Committee intends to structure compensation programs for the Company's executive officers so as to take full advantage of the deductibility of compensation awards under Section 162(m). In furtherance of this goal, the Compensation Committee and the Board of Directors have unanimously approved, subject to shareholder approval, the Senior Management Incentive Compensation Plan attached to this Proxy Statement as Exhibit C. See "Proposal to Approve the Company's Senior Management Incentive Compensation Plan" beginning on page 25. However, in instances deemed appropriate by the Compensation Committee, some level of non-deductible executive officer compensation expense may be approved.

        Stock options are generally awarded annually under the Stock Option Plan component of the Company's Executive Incentive Program which gives the Compensation Committee discretion to award stock options to executive employees. Under amendments to the Stock Option Plan approved by the shareholders, compensation paid in the form of nonqualified stock options will constitute "performance-based compensation" under Section 162(m) of the Code. In addition to preserving the Company's income tax deduction for compensation paid in the form of nonqualified stock options, the amendments enhance the performance-related policies of the Compensation Committee by assuring that compensation attributable to the exercise of stock options is paid solely on account of the attainment of a specified performance goal, namely, appreciation in value of the Company's stock. The amendments also function to reward executive officers only to the extent that the Company's shareholders have benefited from share appreciation. Under the amendments, stock options will generally be granted with an option price equal to the fair market value of the Company's stock on the date of grant. Additionally, in order to provide an objective formula for determining the maximum amount of compensation an executive officer may receive on the exercise of stock options, no participant may receive options to acquire more than one hundred thousand (100,000) option shares in any one fiscal year period. While the number of stock options awarded to any executive officer by the Compensation Committee is not determined by a pre-established plan formula, the Compensation Committee reviews individual and Company performance criteria and other factors it deems appropriate in awarding stock options.

        With respect to compensation earned by the executive officers of the Company in 2003 (including bonus compensation paid in 2004) the Compensation Committee reviewed and measured each executive's individual contributions to the progress made by the Company toward accomplishing its financial and strategic goals, including the Company's performance against prior year financial figures and ratios. The Compensation Committee determined, as reflected in the financial statements of the Company for the year ending December 31, 2003, that the Company performed favorably in 2003 against prior year sales (+6.9%), earnings (+22.9%) (prior to the 2002 evaluation of goodwill required by SFAS 142) and stock price (+48.38%). With respect to stock performance, the Compensation Committee also found that the Company's share price outperformed the S&P 500 Composite Index and a Company compiled peer group of 18 public companies having similar industrial characteristics over (i) the 12 month period ended December 31, 2003 (+21.99 points and +10.78 points, respectively), (ii) the 3 year period ended December 31, 2003 (+61.92 points and +24.53 points, respectively), and (iii) the 5 year period ended December 31, 2003 (+36.11 points and +2.14 points, respectively). Moreover, quarterly dividends increased 2.4%, enabling the Company to pass on a portion of the Company's earnings to shareholders. Finally, the conclusions and recommendations set forth in the Consultant's Report also influenced the decisions by the Committee in respect of bonus compensation.

        Salary and bonus paid to Mr. McKinnish, the Company's Chief Executive Officer, in respect of 2003 were assessed on both qualitative and quantitative performance based measures consistent with the policies set forth above. With respect to bonus compensation, the Committee included in Mr. McKinnish's performance measurement a comparative review of Company financial figures and ratios which, as discussed above, it found favorable, as well as the Company's share performance over the last one, three and five year periods as compared to the S&P 500 Composite Index and the Peer Group Index. In addition, the bonus compensation reflects the conclusions and recommendations included in the Consultant's Report. The option grant to Mr. McKinnish was intended to more closely align his interest with the long-term interests of the Company's shareholders, and was consistent with the findings contained in the Consultant's Report.

CARLISLE COMPANIES INCORPORATED COMPENSATION COMMITTEE
Eriberto R. Scocimara, Chairman Peter L.A. Jamieson Peter F. Krogh Anthony W. Ruggiero

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors of the Company is comprised of six non-employee directors. The Board has made a determination that the members of the Audit Committee satisfy the requirements of the New York Stock Exchange as to independence, financial literacy and experience. The responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee, which was amended and restated on September 3, 2003, and which is reviewed annually by the Committee. A copy of the Amended and Restated Charter is attached as Exhibit A to this Proxy Statement. The Committee has the sole authority to appoint and terminate the engagement of the independent auditors of the Company and its subsidiaries. The Committee also reviews the arrangements for and the results of the auditors' examination of the Company's books and records, internal accounting control procedures, the activities and recommendations of the Company's internal auditors, and the Company's accounting policies, control systems and compliance activities. The Board has determined that Anthony W. Ruggiero, the Chairman of the Audit Committee, is an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission. Below is a report on the Committee's activities relating to fiscal year 2003.

Review of Audited Financial Statements with Management

        The Audit Committee reviewed and discussed the audited financial statements with the management of the Company.

Review of Financial Statements and Other Matters with Independent Accountant

        The Audit Committee discussed with the independent auditors the audited financial statements and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors (as described below) were compatible with their independence.

Recommendation that Financial Statements be Included in Annual Report

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

CARLISLE COMPANIES INCORPORATED AUDIT COMMITTEE
Anthony W. Ruggiero, Chairman Donald G. Calder Robin S. Callahan Peter L.A. Jamieson Lawrence A. Sala Magalen C. Webert

SELECTION OF AUDITORS

        On May 1, 2002, the Board of Directors of the Company, as recommended by its Audit Committee, decided to no longer engage Arthur Andersen LLP ("Arthur Andersen" or "AA") as the Company's independent public accountants and engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants. KPMG's has served as the Company's auditors for the 2002 and 2003 fiscal years.

        Arthur Andersen's reports on the Company's consolidated financial statements for the year ended 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the year ended December 31, 2001 and through the date of the change in the Company's independent public accountants, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 to the Company's related Form 8-K, dated May 1, 2002, is a copy of AA's letter, dated May 6, 2002, stating its agreement with such statements.

        During the year ended December 31, 2001 and prior to the date the Company engaged KPMG, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of the Regulation S-K.

        The Audit Committee has decided to retain KPMG to audit the accounts of the Company and its subsidiaries for the year-ending December 31, 2004. One or more representatives of KPMG are expected to be present at the Annual Meeting and will be given an opportunity to make a statement, if they so desire, and to respond to appropriate questions of shareholders in attendance.

        All services provided, or to be provided, by the Company's independent public accountants are subject to a pre-approval requirement of the Audit Committee.

        Set forth below are the fees billed to the Company by KPMG during the years ended December 31, 2003 and 2002.

	2003	2002
Audit Fees	$750,425	$330,348
Audit Related Fees(a)	$—	$—
Tax Fees(b)	$9,300	$317,589
All Other Fees(c)	$3,283	$5,200

(a)
KPMG did not render any such service in 2003 or 2002.

(b)
In 2003, KPMG provided tax services concerning statutory filings in New Zealand and Denmark. In 2002, KPMG provided tax services relating to (i) the determination of the Company's export sale benefit, (ii) the formation of the Company's insurance subsidiary, (iii) the reorganization of several foreign subsidiaries, and (iv) the Company's Danish subsidiaries.

(c)
In 2003, KPMG provided services relating to Sarbanes-Oxley compliance. In 2002, KPMG provided due diligence services in connection with several potential acquisitions.

PROPOSAL TO APPROVE AMENDED AND RESTATED EXECUTIVE INCENTIVE
PROGRAM

        The Company maintains an Executive Incentive Program (the "Program"), which was approved by the shareholders on April 20, 1988. The Program is divided into two separate parts: (i) the Restricted Stock Plan, and (ii) the Stock Option Plan. There were originally 2,400,000 shares of Common Stock reserved for issuance under the Restricted Stock Plan and 2,600,000 shares of Common Stock reserved for issuance under the Stock Option Plan. At this time, approximately 2,081,395 Shares remain available for restricted stock awards and 448,014 Shares remain available for stock option award.

        On February 4, 2004, the Compensation Committee and the Board of Directors unanimously approved, subject to shareholder approval, the amendment and restatement of the Program to (i) combine the separate share pools that currently exist into a single pool from which all future awards may be made to all participants, and (ii) expand the types of equity based awards that the Company may grant. The amendment does not increase the number of Shares that may be issued under the Program. The aggregate number of Shares eligible for issuance under the Program both before and after the amendment is 2,529,409.

        The Board of Directors believes that the flexibility afforded by the proposed amendment will enhance the Company's ability to recruit, reward and retain executives and key employees who have the ability to enhance the value of the Company. The Board, therefore, recommends that the shareholders approve the Amended and Restated Executive Incentive Program (the "Amended EIP").

        Approval of this proposal requires the affirmative vote of a majority of the Shares present, or represented, and entitled to vote. Shares voted for the proposal and Shares represented by returned proxies that do not contain instructions to vote against the proposal or to abstain from voting will be counted as Shares cast for the proposal. Shares will be counted as cast against the proposal if the Shares are voted either against the proposal or to abstain from voting. Broker non-votes will not change the number of votes cast for or against the proposal and will not be treated as Shares entitled to vote. For voting purposes, proxies requiring confirmation of the date of beneficial ownership received by the Board of Directors with such confirmation not completed so as to show which Shares beneficially owned by the shareholder are entitled to five (5) votes for each Share will be voted with one (1) vote for each Share. See "Voting by Proxy and Confirmation of Beneficial Ownership" beginning on page 27.

Summary of Amended EIP

        The principal features of the Amended EIP are summarized below. This summary is qualified in its entirety by reference to the full text of the Amended EIP, which is attached to this Proxy Statement as Exhibit B.

        General.    The Amended EIP will be administered by the Compensation Committee, which has authority to select the persons eligible to receive awards, determine the types of awards and number of shares to be awarded, and set the terms, conditions and provisions of the awards consistent with the Amended EIP. The Compensation Committee has plenary authority to resolve any and all questions arising under the Amended EIP.

        Eligibility.    Eligibility is limited to officers and other key employees selected by the Compensation Committee for participation in the Amended EIP. It is anticipated that the Compensation Committee will limit participation to approximately 75 executive officers and key management employees.

        Shares authorized under the Amended EIP.    As described above, there are currently 2,081,395 Shares available for restricted stock grants and 448,014 Shares available for stock option grants. The proposed amendment will not increase the number of Shares eligible for grant, but will combine the existing Shares into a single pool from which future awards may be made to all participants, subject to the limitations described below. These Shares may be issued or transferred (a) upon the exercise of stock options or stock appreciation rights ("SARs"), (b) as restricted stock and released from substantial risk of forfeiture, (c) in payment of performance shares or performance units that have been earned, (d) in payment of other Share based awards or (e) in payment of dividend equivalents paid with respect to awards made under the Amended EIP.

        Awards under the Amended EIP are subject to the following limitations: (i) the aggregate number of Shares issued or transferred by the Company upon the exercise of incentive stock options shall not exceed 2,529,409 Shares, and (ii) the maximum number of performance shares that may be granted and paid out under the Amended EIP, and the maximum number of restricted Shares and other Share based awards under the Amended EIP (after taking forfeitures into account), shall not exceed, in the aggregate, 2,081,395. Moreover, no participant (i) may be granted stock options and stock appreciation rights for more than 100,000 Shares during any calendar year or (ii) may be granted in any calendar year awards of (a) performance shares and restricted Shares specifying management objectives covering more than 30,000 Shares or (b) performance units having an aggregate value as of their respective dates of grant in excess of $1,000,000.

  Grants under the Amended EIP

        Stock Options.    The Compensation Committee may grant stock options, which entitle the participant to purchase Shares at a price equal to or greater than their fair market value on the date of grant. Stock options may include incentive stock options, non-qualified stock options, or any combination thereof. Each grant must specify the period of continuous employment that is necessary before the stock option becomes exercisable and may specify "management objectives" that must be achieved as a condition to exercise the option.

        Restricted Stock.    The Compensation Committee may issue or transfer Shares under a restricted stock grant. Such grants must set forth a restriction period of a least two years during which the Shares are subject to a substantial risk of forfeiture and may not be transferred. The Compensation Committee may provide for the earlier termination of the restriction period in the event of retirement, death or disability. Restricted stock may be subject to "management objectives" that, if achieved, will result in termination or early termination of the restrictions applicable to the Shares.

        SARs.    The Compensation Committee may also grant SARs, which represent the right to receive from the Company an amount, determined by the Compensation Committee and expressed as a percentage (not exceeding 100%) of the difference between the base price established for the SARs and the market value of the Shares on the date of exercise. Each SAR must have a base price that is not less than the fair market value of the Shares on the date of grant and must specify the period of continuous employment that is necessary before the SAR becomes exercisable (except that the SAR may provide for the earlier exercise in the event of retirement, death or disability). SARs may specify that the amount payable on exercise may be paid in cash, in Shares or in any combination thereof, and SARs may specify "management objectives" that must be achieved as a condition to the exercise of the SAR.

        Performance Shares and Units.    A performance unit is the equivalent of $1.00 and a performance share is the equivalent of one Share. Performance units and shares will be subject to one or more "management objectives" that must be met within a specified period of not less than one year (the "performance period"). The specified performance period may be subject to earlier termination in the event of retirement, death or disability. The Compensation Committee will also establish a minimum level of acceptable achievement. At the end of the performance period, a determination will be made regarding the extent to which the "management objectives" have been met. To the extent earned, the performance units or performance shares will be paid to the participant at the time and in the manner determined by the Compensation Committee in cash, Shares or any combination thereof. The grant may provide for the payment of dividend equivalents in cash or in Shares on a current, deferred or contingent basis.

        Other Awards.    Other awards may be granted that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, the Shares. In addition, cash awards, as an element of or supplement to any other award granted under the Amended EIP, may also be granted. Shares may also be granted as a bonus or in lieu of obligations of the Company or a subsidiary to pay cash or deliver other property under the Amended EIP or under other plans or compensatory arrangements.

        Management Objectives.    The Amended EIP requires that the Compensation Committee establish "management objectives" for purposes of performance shares and performance units. When so determined by the Compensation Committee, stock options, SARs, restricted stock and dividend equivalents may also specify management objectives. Management objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department or function within the Company or a subsidiary in which the participant is employed. The management objectives applicable to any award to a "covered employee" as defined in Section 162(m) shall be based on specified levels of or growth in one or more of the following criteria: revenues, earnings from operations, earnings before or after interest and taxes, net income, cash flow, earnings per share, debt to capital ratio, economic value added, return on total capital, return on invested capital, return on equity, return on assets, total return to shareholders, earnings before or after interest, depreciation, amortization or extraordinary or special items, return on investment, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital, operating margin, profit margin, stock price and/or strategic business criteria consisting of one or more objectives based on meeting specified product development, strategic partnering, research and development, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures. Management objectives may be stated as a combination of the listed factors. If the Compensation Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the management objectives unsuitable, the Compensation Committee may in its discretion modify such management objectives or the related minimum acceptable level of achievement, in whole or in part, as the Compensation Committee deems appropriate and equitable, except to the extent that such action would result in the loss of the otherwise available exemption of the award under Section 162(m).

        Transferability.    Stock options and other derivative securities awarded under the Amended EIP generally will not be transferable by a participant other than by will or the laws of descent and distribution. Any award made under the Amended EIP may provide that any Shares issued or transferred as a result of the award will be subject to further restrictions upon transfer.

        Change in Control.    In the event of a Change in Control (as defined on page 14), each unexpired stock option and SAR shall become exercisable in full, all restrictions on restricted stock shall lapse and all management objectives of all performance shares, performance units and other awards granted under the Amended EIP shall be deemed to have been fully earned.

        Amendment and Termination.    The Board of Directors may at any time further amend the Amended EIP; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the New York Stock Exchange shall not be effective unless and until such approval has been obtained. No grants under the Amended EIP may be made after February 1, 2014, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

  Federal Income Tax Consequences.

        The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Amended EIP. This summary is not intended to be complete and does not describe state or local tax consequences.

  Tax Consequences to Participants.

        Non-qualified Stock Options.    No income will be recognized by an optionee upon the grant of a non-qualified stock option. At the time of exercise of a non-qualified stock option, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the Shares and the fair market value of the Shares on the date of exercise. At the time of a sale of Shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the Shares after the date of exercise will be treated as short-term or long-term capital gain (or loss) depending on the holding period.

        Incentive Stock Options.    No income will be recognized by an optionee upon the grant or exercise of an incentive stock option. However, the excess of the fair market value of the Shares on the exercise date over the option price will be included in the optionee's income for purposes of the alternative minimum tax. If Shares are issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such Shares is made by such optionee within two years after the date of the grant or within one year after the transfer of such shares to the optionee, then upon sale of the Shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss. If Shares acquired upon exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such Shares at the time of exercise (or if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the Shares. Any further gain (or loss) realized by the optionee generally will be taxed as either short-term or long-term capital gain (or loss) depending on the holding period.

        SARs.    No income will be recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will be required to include as ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted Shares received on the exercise.

        Performance Units and Performance Shares.    No income will be recognized upon the grant of performance units or performance shares. Upon earn-out of performance units or performance shares, the recipient will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted Shares received.

        Restricted Stock.    The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by an amount, if any, paid by the participant for the restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Code Section 83 ("Restrictions"). However, a participant who so elects under Code Section 83(b) within 30 days of the date of receipt of the Shares will have taxable ordinary income on the date of receipt of the Shares equal to the excess of the fair market value of the Shares (determined without regard to the Restrictions) over the purchase price, if any, of the restricted stock. If a Code Section 83(b) election has not been made, any dividends received with respect to restricted stock that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

        Tax Consequences to the Company.    To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services generally will be entitled to a corresponding deduction. In addition, certain awards granted under the Amended EIP will be exempt from Section 162(m) of the Internal Revenue Code of 1986 (the "Code") and the regulations thereunder (collectively, "Section 162(m)"), which places $1,000,000 limit on the federal income tax deduction that may be taken by a public company for compensation paid to each of its chief executive officer and the four highest compensated officers (other than the chief executive officer) listed in the Summary Compensation Table.

        Other Information.    Subject to shareholder approval of the Amended EIP, the Compensation Committee granted the following restricted shares in 2004:

Name and Position	Number of Shares
Steven J. Ford, Vice President, Secretary and General Counsel	2,500
Kevin G. Forster, President, Asia-Pacific	2,000
Non-Executive Officer Employee Group	5,400

        Except as disclosed above, the Compensation Committee has made no determination as to grants or awards under the Amended EIP. For information with respect to stock option grants received by the named executive officers during 2003, see the Table on page 12. During 2003, all other employees received stock options covering 48,000 Shares at an exercise price of $40.06.

        The closing price of the Common Stock of the Company on the New York Stock Exchange on February 26, 2004 was $56.95.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APRPOVAL OF THE AMENDED AND RESTATED EXECUTIVE INCENTIVE PROGRAM.

PROPOSAL TO APPROVE THE COMPANY'S SENIOR MANAGEMENT INCENTIVE COMPENSATION PLAN

        On February 4, 2004, the Compensation Committee and the Board of Directors unanimously approved, subject to shareholder approval, the Company's Senior Management Incentive Compensation Plan, which rewards the Company's senior executives, in a tax-efficient manner, by making annual cash bonus payments for achieving pre-established performance goals.

        The Senior Management Incentive Compensation Plan is being submitted for shareholder approval in order to comply with Section 162(m), which places a $1,000,000 limit on the federal income tax deduction that may be taken by a public company for compensation paid to each of its chief executive officer and the four highest compensated officers (other than the chief executive officer) listed in the Summary Compensation Table. These five persons are referred to as the "covered employees." However, performance-based compensation is not subject to this limitation and is excluded from the calculation. Compensation is "performance-based" if it is payable on the attainment of objective performance goals established in advance by a committee of "outside directors" and the material terms of the plan under which it is to be paid are disclosed to and approved by the corporation's shareholders.

        The Board recommends that the shareholders approve the Senior Management Incentive Compensation Plan.

        Approval of this proposal requires the affirmative vote of a majority of the Shares present, or represented, and entitled to vote. Shares voted for the proposal and Shares represented by returned proxies that do not contain instructions to vote against the proposal or to abstain from voting will be counted as Shares cast for the proposal. Shares will be counted as cast against the proposal if the Shares are voted either against the proposal or to abstain from voting. Broker non-votes will not change the number of votes cast for or against the proposal and will not be treated as Shares entitled to vote. For voting purposes, proxies requiring confirmation of the date of beneficial ownership received by the Board of Directors with such confirmation not completed so as to show which Shares beneficially owned by the shareholder are entitled to five (5) votes for each Share will be voted with one (1) vote for each Share. See "Voting by Proxy and Confirmation of Beneficial Ownership" beginning on page 27.

Summary of Senior Management Incentive Compensation Plan

        The principal features of the Senior Management Incentive Compensation Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Senior Management Incentive Compensation Plan, which is attached to this Proxy Statement as Exhibit C.

        General.    The purpose of the Senior Management Incentive Compensation Plan is to provide incentives to senior executive officers to improve operating results and to reward them, in a tax-efficient manner, by linking annual cash bonus payments for the achievement of the Company's financial and strategic objectives.

        Administration and Eligibility.    The Senior Management Incentive Compensation Plan will be administered by the Compensation Committee, which, in its sole discretion, will determine which employees will be eligible to participate in the Senior Management Incentive Compensation Plan. It is anticipated that the Compensation Committee will limit participation to some or all of the covered employees.

        Awards.    Payments under the Senior Management Incentive Compensation Plan are conditioned on the achievement of pre-established performance goals over a performance period determined by the Compensation Committee. No later than ninety (90) days following the beginning of the performance period or before 25% of the performance period has elapsed, whichever is earlier, the Compensation Committee will assign to each participant a performance goal and corresponding potential award and shall establish a formula for the payment of such award.

        Performance Goals.    The performance goals must be based on one or any combination of the following criteria, for the Company or any identified business unit, as determined by the Compensation Committee: (i) acquisitions, dispositions and general portfolio management, (ii) stock price appreciation, (iii) total shareholder return, (iv) market capitalization, (v) organic revenue growth, (vi) earnings per share, (vii) net income, (viii) earnings before interest and income taxes, (ix) earnings before interest, income taxes, depreciation and amortization, (x) return on assets, (xi) return on equity, (xii) return on capital, (xiii) cash flow and (xiv) working capital management.

        Payment of Awards.    Payment to participants under the Senior Management Incentive Compensation Plan will be made within the ninety (90) days following the end of the applicable performance period provided the participant achieved or exceeded the pre-established performance goal.

        Maximum Amount Payable.    The maximum amount payable to a participant under the Senior Management Incentive Compensation Plan in any year is $3 million.

        Negative Discretion.    The Compensation Committee may exercise "negative discretion" to reduce awards otherwise payable to any participant.

        Plan Benefits.    The benefits or amounts to be awarded in the future under the Senior Management Incentive Compensation Plan are not determinable at this time and will depend on Company performance and other factors. The Compensation Committee has determined that Mr. McKinnish's bonus award in respect of 2004 will be based on the Company's net income. This award is not determinable at this time and is conditioned on shareholder approval of the Senior Management Incentive Compensation Plan. As described above, the bonus may not exceed $3 million. As shown in the Summary Compensation Table on page 11, the bonus paid to Mr. McKinnish in respect of 2003 was $800,000.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPANY'S SENIOR MANAGEMENT INCENTIVE COMPENSATION PLAN.

SHAREHOLDER PROPOSALS FOR PRESENTATION
AT THE 2005 ANNUAL MEETING

        If a shareholder of the Company wishes to present a proposal for consideration for inclusion in the Proxy Statement for the 2005 Annual Meeting, the proposal must be sent by certified mail-return receipt requested and must be received at the executive offices of the Company, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277, Attn: Secretary, no later than November 11, 2004. All proposals must conform to the rules and regulations of the Securities and Exchange Commission. The Securities and Exchange Commission ("SEC") has amended Rule 14a-4, which governs the use by the Company of discretionary voting authority with respect to other shareholder proposals. SEC Rule 14a-4(c)(1) provides that, if the proponent of a shareholder proposal fails to notify the Company at least forty-five (45) days prior to the month and day of mailing the prior year's proxy statement, the proxies of the Company's management would be permitted to use their discretionary authority at the Company's next annual meeting of shareholders if the proposal were raised at the meeting without any discussion of the matter in the proxy statement. For purposes of the Company's 2005 Annual Meeting of Shareholders, the deadline is January 25, 2005.

VOTING BY PROXY AND CONFIRMATION OF BENEFICIAL OWNERSHIP

        To ensure that your Shares will be represented at the Annual Meeting, please complete, sign, and return the enclosed Proxy in the envelope provided for that purpose whether or not you expect to attend. Shares represented by a valid proxy will be voted as specified.

        Any shareholder may revoke a proxy by a later-dated proxy or by giving notice of revocation to the Company in writing (addressed to the Company at 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina 28277 Attention: Secretary) or by attending the Annual Meeting and voting in person.

        The number of votes that each shareholder will be entitled to cast at the Annual Meeting will depend on when the Shares were acquired and whether or not there has been a change in beneficial ownership since the date of acquisition, with respect to each of such holder's Shares.

        Shareholders whose Shares are held by brokers or banks or in nominee name are requested to confirm to the Company how many of the Shares they own as of February 26, 2004 were beneficially owned before February 26, 2000, entitling such shareholder to five votes per Share, and how many were acquired after February 25, 2000, entitling such shareholder to one vote per Share. If no confirmation of beneficial ownership is received from a shareholder prior to the Annual Meeting, it will be deemed by the Company that beneficial ownership of all such Shares was effected after February 25, 2000, and the shareholder will be entitled to one vote for each Share. If a shareholder provides incorrect information, he or she may provide correct information at any time prior to the voting of his or her Shares at the Annual Meeting.

        Proxy Cards are being furnished to shareholders of record on February 26, 2004 whose Shares on the records of the Company show the following:

  (i)
  that such shareholder had beneficial ownership of such Shares before February 26, 2000, and there has been no change since that date, thus entitling such shareholder to five votes for each Share; or

  (ii)
  that beneficial ownership of such Shares was effected after February 25, 2000, thus entitling such shareholder to one vote for each Share; or

  (iii)
  that the dates on which beneficial ownership of such Shares was effected are such that such shareholder is entitled to five votes for some Shares and one vote for other Shares.

        Printed on the Proxy Card for each individual shareholder of record is the number of Shares for which he or she is entitled to cast five votes each and/or one vote each, as the case may be, as shown on the records of the Company.

        Shareholders of record are urged to review the number of Shares shown on their Proxy Cards in the five-vote and one-vote categories. If the number of Shares shown in a voting category is believed to be incorrect, the shareholder should notify the Company in writing of that fact and either enclose the notice along with the Proxy Card in the postage-paid, return envelope, or mail the notice directly to the Company at the address indicated above. The shareholder should identify the Shares improperly classified for voting purposes and provide information as to the date beneficial ownership was acquired. Any notification of improper classification of votes must be made at least three (3) business days prior to the Annual Meeting or the shareholder will be entitled at the Annual Meeting to the number of votes indicated on the records of the Company.

        In certain cases record ownership may change but beneficial ownership for voting purposes does not change. The Restated Certificate of Incorporation of the Company states the exceptions where beneficial ownership is deemed not to have changed upon the transfer of Shares. Shareholders should consult the pertinent provision of the Restated Certificate of Incorporation attached as Exhibit D to this Proxy Statement for those exceptions.

        By resolution duly adopted by the Board of Directors of the Company pursuant to subparagraph B(v) of Article Fourth of the Restated Certificate of Incorporation, the following procedures have been adopted for use in determining the number of votes to which a shareholder is entitled.

  (i)
  The Company may accept the written and signed statement of a shareholder to the effect that no change in beneficial ownership has occurred during the four years immediately preceding the date on which a determination is made of the shareholders of the Company who are entitled to vote or take any other action. Such statement may be abbreviated to state only the number of Shares as to which such shareholder is entitled to exercise five votes or one vote.

  (ii)
  In the event the Vice President, Treasurer of the Company, in his or her sole discretion, taking into account the standards set forth in the Company's Restated Certificate of Incorporation, deems any such statement to be inadequate or for any reason deems it in the best interest of the Company to require further evidence of the absence of change of beneficial ownership during the four-year period preceding the record date, he or she may require such additional evidence and, until it is provided in form and substance satisfactory to him or her, a change in beneficial ownership during such period shall be deemed to have taken place.

  (iii)
  Information supplementing that contemplated by paragraph (i) and additional evidence contemplated by paragraph (ii) may be provided by a shareholder at any time but must be furnished at least three business days prior to any meeting of shareholders at which such Shares are to be voted for any change to be effective at such meeting.

VOTING PROCEDURES

        The presence, in person or by proxy, of the owners of a majority of the votes entitled to be cast is necessary for a quorum at the Annual Meeting.

        All Shares in the Company's Employee Incentive Savings Plan that have been allocated to the account of a participant for which the Trustee receives voting instructions will be voted in accordance with those instructions and all such Shares for which the Trustee does not receive voting instructions will not be voted.

OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be or is intended to be presented at the Annual Meeting. Should any further business come before the Annual Meeting or any adjourned meeting, it is the intention of the proxies named in the enclosed Proxy to vote according to their best judgment.

By Order of the Board of Directors
Steven J. Ford, Secretary

Dated: March 11, 2004

EXHIBIT A

CHARTER

FOR

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF

CARLISLE COMPANIES INCORPORATED

(Amended and Restated as of September 3, 2003)

        This Charter is intended to specify the membership and responsibilities of the Audit Committee of the Board of Directors (the "Board") of Carlisle Companies Incorporated (the "Company"), as outlined below:

I.    MEMBERSHIP

        The Audit Committee shall consist of three or more members of the Board to be appointed or reappointed by the Board, upon the recommendation of the Corporate Governance and Nominating Committee, annually at its May meeting, and may be removed by the Board in its discretion. All members of the Audit Committee shall be independent directors as defined under SEC Rule 10A-3 and under the standard required by the New York Stock Exchange, and all compensation shall be limited to director's fees (including pension and option grants). Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, the Chair of the Audit Committee must have accounting or related financial management expertise, as required by the New York Stock Exchange, and must qualify as an Audit Committee Financial Expert as defined by the SEC. No member of the Audit Committee may serve on the Audit Committee of more than three public companies at any one time.

II.    STATEMENT OF PURPOSE

        The Audit Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, internal controls, reporting practices of the Company and the quality and integrity of the financial statements of the Company. The Audit Committee shall also assist the Board in its oversight of the Company's compliance with legal and regulatory requirements, the outside auditor's qualifications and independence, and the performance of the Company's internal audit function and independent auditors. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board, the independent auditors, the internal auditors and the financial management of the Company. The Audit Committee shall prepare the Report referred to in Section III.10 below.

III.    RESPONSIBILITIES

        In carrying out these responsibilities, the Audit Committee will:

  1.
  Have the sole authority and responsibility to appoint, retain, compensate, evaluate and terminate the independent auditor. The Audit Committee shall have the sole authority to approve all audit engagement fees and terms, and resolve any disagreements between management and the independent auditor regarding financial reporting for the purpose of issuing an audit report. In addition, the Audit Committee must pre-approve any permitted non-audit service provided to the Company by its independent auditor. Any "extravagant" entertaining of and/or by the independent auditor is prohibited.

  2.
  Meet with the independent auditor and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized and, at the conclusion thereof, review with the independent auditor (i) any audit problems or difficulties and management's responses, and (ii) any difficulties the auditor encountered, restrictions on the audit scope or the auditor's activities, or in access to information, significant disagreements with management and, where applicable, accounting adjustments not accepted, communications with the auditor's national office and any "management" letters issued.

  3.
  Review the internal audit function of the Company, including (i) the independence of its reporting obligations, (ii) the proposed audit plans for the coming year, and (iii) the coordination of such plans with the independent auditors.

  4.
  Review and discuss with management and the independent auditor the Company's Forms 10-Q and 10-K, including the financial statements and the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", contained therein. Specifically, the Audit Committee shall review with management and the independent auditor (i) the major accounting principles and presentations, including changes in principles, (ii) management analysis regarding significant financial reporting issues and judgments, including alternative GAAP methods, and (iii) the effect of regulatory and accounting initiatives, and off-balance sheet structures.

  5.
  Ensure that the independent auditor submits to the Audit Committee, at least annually, a formal written statement delineating all relationships between the independent auditor and the Company and engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and take appropriate action in response to the independent auditor's report to satisfy itself of the independent auditor's independence.

  6.
  Establish, review and update periodically a code of ethical conduct for the Company and its directors, officers and employees and ensure that management has established a system to communicate the code.

  7.
  Review with the Company's counsel legal compliance matters, including corporate securities trading policies. Also, review any legal, regulatory or New York Stock Exchange requirements that could have a significant impact on the Company's financial statements or otherwise require disclosure.

  8.
  Annually review and discuss policies with respect to risk assessment and risk management, including the Company's general insurance and risk management programs to ensure that appropriate coverage is available and exposure understood, including all Treasury programs.

  9.
  Discuss with management and the independent auditor, as appropriate, earnings press releases, as well as financial information and earnings guidance provided to analysts and to rating agencies.

  10.
  Prepare and publish an annual report of the Audit Committee for inclusion in the Company's proxy statement.

  11.
  Meet separately, at least quarterly, with (i) management, (ii) internal audit personnel, and (iii) the Company's independent auditor.

  12.
  Preset policies for the hiring of employees or former employees of the Company's independent auditor.

  13.
  Review with management and the independent auditor the adequacy of the Company's internal system of audit and financial controls as well as any steps taken regarding deficiencies.

  14.
  Review and obtain at least annually a formal written report from the independent auditor delineating (i) the auditing firm's internal quality-control procedures, and (ii) any material issues raised within the preceding five (5) years by the auditing firm's internal quality-control reviews, by peer reviews of the firm, or by any governmental or other inquiry or investigation relating to any audit conducted by the firm.

  15.
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  16.
  Perform such other functions as may be assigned by law, the Company's By-laws or the Board.

        The Audit Committee shall have authority to retain such outside legal, accounting and other advisors as the Audit Committee may deem appropriate in its sole discretion. The Audit Committee shall have sole authority to approve related fees and retention terms and shall receive from the Company appropriate funding for the compensation of such advisors.

        The Audit Committee shall report its findings and recommendations to the Board after each regularly scheduled Audit Committee meeting and shall conduct and present to the Board an annual performance evaluation of the Audit Committee's effectiveness. The Audit Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

EXHIBIT B

CARLISLE COMPANIES INCORPORATED
EXECUTIVE INCENTIVE PROGRAM
(As Amended and Restated Effective as of February 4, 2004)

        1.     Purpose of the Plan.    The purpose of this Plan is to attract, retain and motivate officers and other key employees of Carlisle Companies Incorporated (the "Company") and its Subsidiaries and to provide to such persons incentives and rewards for superior performance and contribution. The Company has amended and restated the Plan effective as of February 4, 2004, subject to the approval of the Company's shareholders, provided that awards granted hereunder prior to such date will continue in accordance with their terms. Prior to its amendment and restatement, the Plan contained separate limits authorizing 2,600,000 Common Shares in connection with Option Rights and 2,400,000 Common Shares in connection with Restricted Shares, of which 448,014 Common Shares remain available for future grants of Option Rights and 2,081,395 Common Shares remain available for future grants of Restricted Shares. As described more fully in Section 3 below, the amendment and restatement of the Plan aggregates these separate limits so that, in general, all Common Shares subject to the Plan are available for all types of awards. There has been no increase in the total number of Common Shares available to be awarded under the Plan as a result of the amendment and restatement of the Plan.

        2.     Definitions.    Capitalized terms used herein shall have the meanings assigned to such terms in this Section 2.

          "Affiliate" has the meaning given such term under Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          "Applicable Laws" means the requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Shares are listed or quoted and the applicable laws of any other country or jurisdiction where awards are granted under the Plan.

          "Appreciation Right" means a right granted pursuant to Section 6 of this Plan.

          "Associate" has the meaning given such term under Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of an Appreciation Right.

          "Beneficial Owner" has the meaning given such term under Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

          "Board" means the Board of Directors of the Company.

          "Change in Control" shall occur in the event: (i) any Person shall become directly or indirectly the Beneficial Owner of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities for the election of directors or fifty percent (50%) or more of the Company's then outstanding Common Shares, or (ii) any Person commences a tender offer pursuant to Regulation 14D promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor provision thereto, which, if successful, would result in such Person becoming the Beneficial Owner of fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities for the election of directors or fifty percent (50%) or more of the Company's then outstanding Common Shares.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the Compensation Committee of the Board or such other committee described in Section 14 of the Plan.

          "Common Shares" means the common stock, par value of one dollar ($1.00), of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 10 of this Plan.

          "Covered Employee" means a Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

          "Date of Grant" means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Units or Performance Shares or a grant or sale of Restricted Shares shall become effective.

          "Director" means a member of the Board of Directors of the Company.

          "Disability" means the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. No Participant shall be considered to have a Disability unless he or she furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may require.

          "Evidence of Award" means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of the Option Rights, Appreciation Rights, Performance Units, Performance Shares or Restricted Shares. An Evidence of Award may be in an electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant.

          "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

          "Group" means persons and entities that act in concert as described in Section 14(d)(2) of the Exchange Act (other than the Company or any Subsidiary thereof and other than any profit-sharing, employee stock ownership or any other employee benefit plan of the Company or such Subsidiary, or any trustee of or fiduciary with respect to any such plan when acting in such capacity and other than any executive officer of the Company).

          "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

          "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Units or Performance Shares or, when so determined by the Committee, Option Rights, Appreciation Rights and Restricted Shares pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Covered Employee shall be based on specified levels of or growth in one or more of the following criteria: revenues, earnings from operations, earnings before or after interest and taxes, net income, cash flow, earnings per share, debt to capital ratio, economic value added, return on total capital, return on invested capital, return on equity, return on assets, total return to shareholders, earnings before or after interest, depreciation, amortization or extraordinary or special items, return on investment, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, cash flow in excess of cost of capital, operating margin, profit margin, stock price and/or strategic business criteria consisting of one or more objectives based on meeting specified product development, strategic partnering, research and development, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures. Management Objectives may be stated as a combination of the listed factors. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances (including those events and circumstances described in Section 10 of this Plan) render the Management Objectives unsuitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except in the case of a Covered Employee to the extent that such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

          "Market Value per Share" means, as of any particular date, (i) the closing sale price per Common Share as reported on the New York Stock Exchange or such other exchange on which Common Shares are then trading, if any, or, if applicable, the NASDAQ National Market System, or if there are no sales on such day, on the next preceding trading day during which a sale occurred, or (ii) if clause (i) does not apply, the fair market value of the Common Shares as determined by the Committee.

          "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

          "Option Price" means the purchase price payable on exercise of an Option Right.

          "Option Right" means the right to purchase Common Shares from the Company upon the exercise of an option granted pursuant to Section 4 of this Plan.

          "Participant" means a person who is selected by the Committee to receive benefits under this Plan and who is at the time an employee of the Company or any of its Subsidiaries (including an executive officer) or a person who has been offered employment by the Company or a Subsidiary, provided that such prospective employee may not receive any payment or exercise the right relating to any award until such person has commenced employment with the Company or a Subsidiary.

          "Performance Period" means, in respect of a Performance Unit or Performance Share, a period of time established pursuant to Section 7 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

          "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 7 of this Plan.

          "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 7 of this Plan.

          "Person" means and includes any individual, corporation, partnership or other person or entity and any Group and all Affiliates and Associates of any such individual, corporation, partnership, or other person or entity or Group.

          "Plan" means this Carlisle Companies Incorporated Executive Incentive Program, as amended from time to time.

          "Restricted Shares" means Common Shares granted or sold pursuant to Section 5 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 5 has expired.

          "Retirement" means retirement after attaining normal retirement age under the provisions of any retirement plan of the Company or its Subsidiaries.

          "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised over the Base Price provided for in the Appreciation Right.

          "Subsidiary" means a corporation, company or other entity which is designated by the Committee and in which the Company has a direct or indirect ownership or other equity interest, provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

          3.     Shares Available Under the Plan.

          a.     Subject to adjustment as provided in Section 3(b) and Section 10 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) in payment of Performance Units or Performance Shares that have been earned, (iv) in payment of awards granted under Section 8 of the Plan or (v) in payment of dividend equivalents paid with respect to awards made under the Plan shall not exceed in the aggregate 2,529,409 Common Shares, plus any shares described in Section 3(b). Such shares may be shares of original issuance, treasury shares or a combination of the foregoing.

          b.     The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in the number of Common Shares available in Section 3(a) above or otherwise specified in the Plan or in any award granted hereunder if the number of Common Shares actually delivered differs from the number of Common Shares previously counted in connection with an award. Common Shares subject to an award (whether granted under the Plan before or after this amendment and restatement) that is canceled, expired, forfeited, settled in cash or is otherwise terminated without a delivery of Common Shares to the Participant will again be available for awards, and Common Shares withheld in payment of the exercise price or taxes relating to an award (whether granted under the Plan before or after this amendment and restatement) and Common Shares equal to the number surrendered in payment of any exercise price or taxes relating to an award (whether granted under the Plan before or after this amendment and restatement) shall be deemed to constitute Common Shares not delivered to the Participant and shall be deemed to again be available for awards under the Plan. This Section 3(b) shall apply to the number of Common Shares reserved and available for Incentive Stock Options only to the extent consistent with applicable Treasury regulations relating to Incentive Stock Options under the Code.

          c.     Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 10 of this Plan, (i) the aggregate number of Common

  Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 2,529,409 Common Shares; (ii) no Participant shall be granted Option Rights and Appreciation Rights, in the aggregate, for more than 100,000 Common Shares during any calendar year; and (iii) the number of Performance Shares that may be granted and paid out under this Plan, and the number of Restricted Shares and Common Shares awarded under Section 8 of the Plan (after taking forfeitures into account) shall not exceed, in the aggregate, 2,081,395.

          d.     Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive (i) an award of Performance Shares or Restricted Shares specifying Management Objectives covering more than 30,000 Common Shares or (ii) Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $1,000,000.

        4.     Option Rights.    The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Option Rights to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

          a.     Each grant shall specify the number of Common Shares to which it pertains, subject to adjustments as provided in Section 10 of this Plan.

          b.     Each grant shall specify an Option Price per share, which shall be equal to or greater than the Market Value per Share on the Date of Grant.

          c.     Each grant shall specify whether the Option Price shall be payable (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee not less than 6 months, or (iii) by a combination of such methods of payment.

          d.     To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

          e.     To the extent permitted by law, any grant may provide for payment of the Option Price, at the election of the Optionee, in installments, with or without interest, upon terms determined by the Committee.

          f.      Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

          g.     Each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable.

          h.     Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

          i.      Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing.

          j.      No Option Right shall be exercisable more than 10 years from the Date of Grant.

          k.     Each grant of Option Rights shall be evidenced by an Evidence of Award which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Committee may approve.

          l.      The Committee may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

        5.     Restricted Shares.    The Committee may also authorize the grant or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

          a.     Each such grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          b.     Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

          c.     Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of not less than two years, except in the event of a Change in Control, to be determined by the Committee at the Date of Grant.

          d.     Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

          e.     Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

          f.      Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

          g.     Each grant or sale of Restricted Shares shall be evidenced by an Evidence of Award, which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Committee may approve. Unless otherwise directed by the Committee, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

        6.     Appreciation Rights.

          a.     The Committee may authorize the granting to any Participant of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Committee, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

          b.     Each grant of Appreciation Rights may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

              (i)    Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Committee the right to elect among those alternatives.

              (ii)   Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Committee at the Date of Grant.

              (iii)  Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

              (iv)  Each grant of an Appreciation Right shall be evidenced by an Evidence of Award, which shall describe such Appreciation Right, state that such Appreciation Right is subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan and applicable sections of the Code, as the Committee may approve.

              (v)   Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

              (vi)  Each grant shall specify a Base Price, which shall be equal to or greater than the Market Value per Share on the Date of Grant.

              (vii) Successive grants may be made to the same Participant regardless of whether any Appreciation Rights previously granted to the Participant remain unexercised.

              (viii) No Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

        7.     Performance Units and Performance Shares.    The Committee may also authorize the granting to Participants of Performance Units and Performance Shares that will become payable (or payable early) to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

          a.     Each grant shall specify the number of Performance Units or Performance Shares to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

          b.     The Performance Period with respect to each Performance Unit or Performance Share shall be such period of time (not less than one year, except in the event of a Change in Control) commencing with the Date of Grant as shall be determined by the Committee at the time of grant.

          c.     Any grant of Performance Units or Performance Shares shall specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Units or Performance Shares that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Units or Performance Shares shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Committee must determine that the Management Objectives have been satisfied.

          d.     Each grant shall specify the time and manner of payment of Performance Units or Performance Shares that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company to the Participant in cash, in Common Shares or in any combination thereof, and may either grant to the Participant or retain in the Committee the right to elect among those alternatives.

          e.     Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Committee at the Date of Grant. Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee at the Date of Grant.

          f.      Each grant of Performance Units or Performance Shares shall be evidenced by an Evidence of Award, which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Committee may approve.

          g.     The Committee may, at or after the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

        8.     Other Awards.

          a.     The Committee is authorized, subject to limitations under applicable law, to grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Shares or factors that may influence the value of Common Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Shares, purchase rights for Common Shares, awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of Common Shares or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of, the Company. The Committee shall determine the terms and conditions of such awards. Common Shares delivered pursuant to an award in the nature of a purchase right granted under this Section 8 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Common Shares, other awards, notes or other property, as the Committee shall determine.

          b.     Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 8 of the Plan.

          c.     The Committee is authorized to grant Common Shares as a bonus, or to grant Common Shares or other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

        9.     Transferability.

          a.     Except as otherwise determined by the Committee, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

          b.     The Committee may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights or upon payment under any grant of Performance Units or Performance

  Shares or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 5 of this Plan, shall be subject to further restrictions on transfer.

        10.   Adjustments.    The Committee may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Performance Shares, and share-based awards described in Section 8 of the Plan granted hereunder, in the Option Price and Base Price provided in outstanding Appreciation Rights, and in the kind of shares covered thereby, as the Committee, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets (including, without limitation, a special or large non-recurring dividend), issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Committee may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Committee in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 10; provided, however, that any such adjustment to the number specified in Section 3(c)(i) shall be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail so to qualify.

        11.   Fractional Shares.    The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

        12.   Withholding Taxes.    The Company shall have the right to deduct from any payment under this Plan an amount equal to the federal, state, local, foreign and other taxes which in the opinion of the Company are required to be withheld by it with respect to such payment and to the extent that the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. In no event, however, shall the Company accept Common Shares for payment of taxes in excess of required tax withholding rates, except that, in the discretion of the Committee, a Participant or such other person may surrender Common Shares owned for more than 6 months to satisfy any tax obligations resulting from any such transaction.

        13.   Foreign Employees.    In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Corporate Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

        14.   Administration of the Plan.

          a.     This Plan shall be administered by the Compensation Committee of the Board (or a subcommittee thereof), which Committee shall consist of not less than two Directors appointed by the Board each of whom shall be a "non-employee director" as defined in Rule 16b-3 of the Exchange Act and an "outside director" as defined in the regulations under Section 162(m) of the Code. A majority of the Committee shall constitute a quorum, and the action of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee. The Board may perform any function of the Committee hereunder, in which case the term "Committee" shall refer to the Board.

          b.     The interpretation and construction by the Committee of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Performance Units, Performance Shares or any awards granted under Section 8 of the Plan and any determination by the Committee pursuant to any provision of this Plan or of any such agreement, notification or document shall be final and conclusive. No member of the Committee shall be liable for any such action or determination made in good faith.

        15.   Amendments and Other Matters.

          a.     The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Shares are traded or quoted, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment thereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans or otherwise with or without shareholder approval. Without limiting the generality of the foregoing, the Board may amend this Plan to eliminate provisions that are no longer necessary as a result in changes in tax or securities laws or regulations, or in the interpretation thereof.

          b.     The Committee shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right to reduce the Option Price. Furthermore, no Option Right shall be cancelled and replaced with awards having a lower Option Price without further approval of the shareholders of the Company. This Section 15(b) is intended to prohibit the repricing of "underwater" Option Rights and shall not be construed to prohibit the adjustments provided for in Section 10 of this Plan.

          c.     The Committee also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

          d.     The Committee may condition the grant of any award or combination of awards authorized under this Plan on the deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

          e.     In case of termination of employment by reason of death, Disability or Retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Performance Units or Performance Shares which have not been fully earned, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 5 of this Plan, the Committee may, in its sole discretion, accelerate the time at which such Appreciation Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time at which such Performance Units or Performance Shares will be deemed to have been fully earned or the time when such transfer restriction will terminate. In addition, the Committee may waive any other limitation or requirement under any award described in the preceding sentence, except in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Committee shall not make any modification of the Management Objectives or minimum acceptable level of achievement. In the event that a Participant who holds an Option Right terminates employment by reason of death, Disability or Retirement, such Option Right shall become immediately exercisable in full and shall remain exercisable until the earlier of one year following such termination of employment or the tenth anniversary of the Date of Grant of such Option Right. In the event that a Participant who holds an Option Right terminates employment other than by reason of death, Disability or Retirement, such Option Right shall terminate to the extent not then vested and, to the extent vested immediately prior to such termination of employment shall remain exercisable until the earlier of 90 days following such termination of employment or the tenth anniversary of the Date of Grant of such Option Right. In addition, the Committee may, in its sole discretion, modify any Option Right or Appreciation Right to extend the period following termination of a Participant's employment to the Company or any Subsidiary during which such award will remain outstanding and be exercisable, provided that no such extension shall result in any award being exercisable more than ten years after the Date of Grant.

          f.      In the event of a Change in Control of the Company, each unexpired Option Right and Appreciation Right shall become exercisable in full, all restrictions on Restricted Shares shall lapse and all Management Objectives of all Performance Shares, Performance Units and other awards granted under the Plan shall be deemed to have been fully earned.

          g.     This Plan shall not confer upon any Participant any right with respect to continuance of employment with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment at any time.

          h.     To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

          i.      Subject to Section 17, this Plan shall continue in effect until the date on which all Common Shares available for issuance or transfer under this Plan have been issued or transferred and the Company has no further obligation hereunder.

          j.      Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

          k.     This Plan and each Evidence of Award shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

          l.      If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Committee, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

          m.    In the event that any Participant's service with the Company and its Subsidiaries terminates in connection with a determination by the Committee that any conduct of the Participant constitutes Grounds for Forfeiture, all rights of such Participant under the Plan (including rights with respect to outstanding awards) will terminate. As used herein, the term "Grounds for Forfeiture" shall mean any of the following conduct of any Participant: (i) using for profit or disclosing confidential information or trade secrets of the Company and its Subsidiaries to unauthorized persons, (ii) breaching any contract with or violating any legal obligation to the Company and its Subsidiaries, (iii) failing to make himself or herself available to consult with, supply information to, or otherwise cooperate with the Company and its Subsidiaries at reasonable times and upon a reasonable basis, (iv) while employed by the Company or its Subsidiaries, engaging, directly or indirectly, as an officer, employee, or consultant, or otherwise having, directly or indirectly, ownership or interest in any business that is competitive with the manufacture, sale or distribution of products and services of the type in which the Company and its Subsidiaries are engaged or which may be developed or be in the process of development by the Company and its Subsidiaries during the Participant's employment; provided, however, that the Participant may own beneficially or maintain voting power of the shares of common stock of companies listed on national securities exchanges or publicly traded that do not exceed five percent (5%) of the outstanding shares of such companies or (v) engaging in any other activity which would have constituted grounds for his or her discharge for cause by the Company and its Subsidiaries.

          n.     In the event that any amount payable under the Plan, when added to all other amounts payable to the Participant, would, if made, constitute an "excess parachute payment" within the meaning of Sections 280G and 4999 of the Code, the amounts payable hereunder may, in the sole discretion of the Company, be adjusted, reduced or not accelerated by the amount necessary to cause the Participant to receive $1,000 less than 300% of the Participant's "base amount" as that term is used in Section 280G of the Code. The Committee shall, in its sole discretion, determine the manner in which any such reduction shall be made.

        16.   Applicable Laws. The obligations of the Company with respect to awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Committee determines may be required.

        17.   Termination. No grant shall be made under this Plan more than 10 years after the date on which this amendment and restatement of the Plan is adopted by the Board, but all grants made on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

CARLISLE COMPANIES INCORPORATED
By:	/s/ RICHMOND D. MCKINNISH Richmond D. McKinnish Chief Executive Officer and President

EXHIBIT C

SENIOR MANAGEMENT INCENTIVE COMPENSATION PLAN
OF
CARLISLE COMPANIES INCORPORATED

        Section 1.    Purpose.    The purpose of this Plan is to provide incentives to senior executive officers to improve operating results and to reward them, in a tax-efficient manner, for the achievement of the Company's financial and strategic objectives.

        Section 2.    Definitions.    The following capitalized words as used in this Plan shall have the following meanings:

          "Affiliate" means any corporation or other entity (including, but not limited to, partnerships and joint ventures) controlled by the Company.

          "Award" means a cash award granted under the Plan to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish.

          "Board" means the Board of Directors of the Company.

          "Change In Control" shall have the meaning ascribed to such phrase in the Company's Executive Incentive Program, as amended from time to time.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Committee" means the Compensation Committee of the Board of Directors made up of at least three members, each of whom shall be appointed by and shall serve at the pleasure of the Board and all of whom shall be Non-Employee Directors of the Company.

          "Company" means Carlisle Companies Incorporated or any successor corporation.

          "Effective Date" means January 1, 2004.

          "Employee" means any person employed by the Company or an Affiliate, whether such Employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

          "Maximum Award" means, as to any Participant for any Performance Period, $3,000,000.

          "Non-Employee Director" means a member of the Board who is not an Employee of the Company and shall qualify as an "outside director" under Section 162(m) of the Code.

          "Participant" means, as to any Performance Period, any Employee who is selected by the Committee to be eligible to participate in the Plan for that Performance Period.

          "Payout Formula" means, as to any Performance Period, the formula established by the Committee in order to determine the Awards (if any) to be paid to Participants. The formula may differ from Performance Period to Performance Period and Participant to Participant.

          "Performance Goals" means one or any combination of the following, for the Company or any identified business unit, as determined by the Committee:

    (i)
    acquisitions, dispositions and general portfolio management;

    (ii)
    stock price appreciation;

    (iii)
    total shareholder return;

    (iv)
    market capitalization;

    (v)
    organic revenue growth;

    (vi)
    earnings per share;

    (vii)
    net income;

    (viii)
    earnings before interest and income taxes;

    (ix)
    earnings before interest, income taxes, depreciation and amortization;

    (x)
    return on assets;

    (xi)
    return on equity;

    (xii)
    return on capital;

    (xiii)
    cash flow; or

    (xiv)
    working capital management,

  any of which or combination of which may be used on an absolute basis or relative to an identified index or peer group as specified by the Committee. For each Performance Period, the Performance Goals may differ from Participant to Participant and from Award to Award as determined by the Committee. If following the establishment of any Payout Formula the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Goals unsuitable, the Committee may in its discretion modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable, except to the extent that such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

          "Performance Period" means the Company's fiscal year or such other period as determined by the Committee in its discretion.

          "Plan" means this Senior Management Incentive Compensation Plan as amended from time to time.

        Section 3.    Eligibility.    The Committee, in its sole discretion, shall determine which Employees will be eligible to participate in the Plan. Eligible Participants shall be designated by the Committee no later than 90 days following the beginning of the Performance Period or before 25% of the Performance Period has elapsed, whichever is earlier. An Employee who is a Participant for a given Performance Period is neither guaranteed nor assured of being selected for participation in any subsequent Performance Period.

        Section 4.    Awards, Performance Goals and Payout Formula.

        4.1   No later than 90 days following the beginning of the Performance Period or before 25% of the Performance Period has elapsed, whichever is earlier, the Committee in its sole discretion, shall assign to each Participant a Performance Goal(s) and corresponding potential Award(s) and shall establish a Payout Formula. Potential Awards, Performance Goals and Payout Formulas for a Performance Period shall be determined by the Committee, in writing, and communicated to the Participants no later than 90 days following the beginning of the Performance Period or before 25% of the Performance Period has elapsed, whichever is earlier.

        4.2   Notwithstanding anything to the contrary contained herein, in no event shall a Participant's Award for any Performance Period exceed his or her Maximum Award.

        Section 5.    Actual Awards.

        5.1   At the end of each Performance Period, the Committee shall certify in writing the extent to which the pre-established Performance Goal(s) actually were achieved or exceeded. The actual Award that is payable to a Participant shall be determined by applying the Payout Formula to the level of actual performance that has been certified by the Committee. Payments to Participants under the Plan will be made in cash within 90 days following the end of the Performance Period for which the Awards have been approved by the Committee. In the event that a Participant terminates employment with the Company and its Affiliates prior to the last day of a Performance Period, the Participant shall not be entitled to a payment under the Plan with respect to such Performance Period.

        5.2   Notwithstanding any contrary provision of this Plan, the Committee in its sole discretion may eliminate or reduce the Award payable to any Participant below that which otherwise would be payable under the Payout Formula.

        Section 6.    Plan Administration.

        6.1   The Committee shall be responsible for administration of the Plan. The Committee, by majority action, is authorized to interpret the Plan, to prescribe, amend, and rescind regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and upon all Participants.

        6.2   The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or part of its authority and powers under the Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may delegate its authority and powers only with respect to awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Code.

        6.3   Nothing in this Plan shall preclude or restrict in any way the ability of the Company or the Committee to pay a non-deductible bonus or other non-deductible compensation to any Employee outside the terms of this Plan.

        6.4   The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon an opinion received from any such counsel, consultant or agent.

        Section 7.    Deferrals.    The Committee, in its sole discretion, may permit a Participant to voluntarily defer receipt of the payment of an Award that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

        Section 8.    Change In Control.    Unless otherwise determined by the Committee, upon the occurrence of a Change In Control, any Performance Period in which such Change In Control occurs shall be deemed to have ended upon the occurrence of such Change In Control and the Committee shall calculate the amount, if any, payable with respect to any Award for such Performance Period based on its determination of the Company's achievement of the Performance Goals during the shortened Performance Period.

        Section 9.    Beneficiary Designation.    Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee and will be effective only when filed by the Participant in writing with the Committee during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the estate of the Participant.

        Section 10.    Tax Withholding.    Upon payment of Awards under the Plan, the amount of tax required by any governmental authority to be withheld shall be deducted prior to distribution of earned Awards.

        Section 11.    Rights to Awards.    Each Award that may become payable under the Plan shall be paid solely from the general assets of the Company. Nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant's claim of any right to payment of an Award other than as an unsecured general creditor with respect to any payment to which he or she may be entitled. There is no obligation for uniformity of treatment of Participants or Employees. The terms and conditions of Awards need not be the same with respect to each Participant.

        Section 12.    Rights of Employer.    Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a termination of the Participant's service. Employment with the Company and its Affiliates is on an at-will basis only.

        Section 13.    Successors.    All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

        Section 14.    Section 162(m).    It is the intention of the Company that all payments made under the Plan be excluded from the deduction limitations contained in Section 162(m) of the Code. Therefore, if any Plan provision is found not to be in compliance with the "performance-based" compensation exception contained in Section 162(m) of the Code, that provision shall be deemed amended so that the Plan does so comply to the extent permitted by law and deemed advisable by the Committee, and in all events the Plan shall be construed in favor of its meeting the "performance-based" compensation exception contained in Section 162(m) of the Code.

        Section 15.    Requirements of Law.    The granting of awards under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        Section 16.    Governing Law.    The Plan and all awards shall be construed in accordance with and governed by the laws of the State of North Carolina, but without regard to its conflict of law provisions.

        Section 17.    Captions.    Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

        Section 18.    Amendment or Termination.    The Committee may from time to time amend the Plan in any respect or terminate the Plan in whole or in part; provided that no such action shall increase the amount of any Award for which performance goals have been established but which has not yet been earned or paid; provided further that such action will not cause any Award to become subject to the deduction limitations contained in Section 162(m) of the Code.

        Section 19.    Term.    This Plan, shall be effective as of the Effective Date and shall be applicable for all future fiscal years of the Company unless amended or terminated by the Company pursuant to Section 18.

        Section 20.    Shareholder Approval.    This Plan shall be subject to approval by the vote of the shareholders of the Company at the 2004 Annual Meeting, and such shareholder approval shall be a condition to the right of a Participant to receive any benefits hereunder for any Performance Period beginning on or after the Effective Date.

EXHIBIT D

Subparagraph B of Article Fourth of the Restated Certificate
of Incorporation of Carlisle Companies Incorporated

         (I)  EACH OUTSTANDING SHARE OF COMMON STOCK SHALL ENTITLE THE HOLDER THEREOF TO FIVE (5) VOTES ON EACH MATTER PROPERLY SUBMITTED TO THE SHAREHOLDERS OF THE CORPORATION FOR THEIR VOTE, WAIVER, RELEASE OR OTHER ACTION: EXCEPT THAT NO HOLDER OF OUTSTANDING SHARES OF COMMON STOCK SHALL BE ENTITLED TO EXERCISE MORE THAN ONE (1) VOTE ON ANY SUCH MATTER IN RESPECT OF ANY SHARE OF COMMON STOCK WITH RESPECT TO WHICH THERE HAS BEEN A CHANGE IN BENEFICIAL OWNERSHIP DURING THE FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION WHO ARE ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION.

        (II)  A CHANGE IN BENEFICIAL OWNERSHIP OF ANY OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED WHENEVER A CHANGE OCCURS IN ANY PERSON OR PERSONS WHO, DIRECTLY OR INDIRECTLY, THROUGH ANY CONTRACT, AGREEMENT, ARRANGEMENT, UNDERSTANDING, RELATIONSHIP OR OTHERWISE HAS OR SHARES ANY OF THE FOLLOWING:

          (A)  VOTING POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO VOTE OR TO DIRECT THE VOTING POWER OF SUCH SHARE OF COMMON STOCK.

          (B)  INVESTMENT POWER, WHICH INCLUDES, WITHOUT LIMITATION, THE POWER TO DIRECT THE SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK.

          (C)  THE RIGHT TO RECEIVE OR TO RETAIN THE PROCEEDS OF ANY SALE OR OTHER DISPOSITION OF SUCH SHARE OF COMMON STOCK.

          (D)  THE RIGHT TO RECEIVE OR TO RETAIN ANY DISTRIBUTIONS, INCLUDING, WITHOUT LIMITATION, CASH DIVIDENDS, IN RESPECT OF SUCH SHARE OF COMMON STOCK.

      (III)  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING SECTION (II) OF THIS SUBPARAGRAPH B, THE FOLLOWING EVENTS OR CONDITIONS SHALL BE DEEMED TO INVOLVE A CHANGE IN BENEFICIAL OWNERSHIP OF A SHARE OF COMMON STOCK.

          (A)  IN THE ABSENCE OF PROOF TO THE CONTRARY PROVIDED IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN SECTION (V) OF THIS SUBPARAGRAPH B, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED WHENEVER AN OUTSTANDING SHARE OF COMMON STOCK IS TRANSFERRED OF RECORD INTO THE NAME OF ANY OTHER PERSON.

          (B)  IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF A CORPORATION, GENERAL PARTNERSHIP, LIMITED PARTNERSHIP, VOTING TRUSTEE, BANK, TRUST COMPANY, BROKER, NOMINEE OR CLEARING AGENCY, IF IT HAS NOT BEEN ESTABLISHED PURSUANT TO THE PROCEDURES SET FORTH IN SECTION (V) OF THIS SUBPARAGRAPH B THAT THERE HAS BEEN NO CHANGE IN THE PERSON OR PERSONS WHO OR THAT DIRECT THE EXERCISE OF THE RIGHTS REFERRED TO IN CLAUSES (II) (A) THROUGH (II) (D), INCLUSIVE, OF THIS SUBPARAGRAPH B WITH RESPECT TO SUCH OUTSTANDING

  SHARE OF COMMON STOCK DURING THE PERIOD OF FOUR (4) YEARS IMMEDIATELY PRECEDING THE DATE ON WHICH A DETERMINATION IS MADE OF THE SHAREHOLDERS OF THE CORPORATION ENTITLED TO VOTE OR TO TAKE ANY OTHER ACTION (OR SINCE MAY 30, 1986 FOR ANY PERIOD ENDING ON OR BEFORE MAY 30, 1990), THEN A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED DURING SUCH PERIOD.

          (C)  IN THE CASE OF AN OUTSTANDING SHARE OF COMMON STOCK HELD OF RECORD IN THE NAME OF ANY PERSON AS A TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN UNDER THE UNIFORM GIFTS TO MINORS ACT AS IN EFFECT IN ANY JURISDICTION, A CHANGE IN BENEFICIAL OWNERSHIP SHALL BE DEEMED TO HAVE OCCURRED WHENEVER THERE IS A CHANGE IN THE BENEFICIARY OF SUCH TRUST, THE PRINCIPAL OF SUCH AGENT, THE WARD OF SUCH GUARDIAN, THE MINOR FOR WHOM SUCH CUSTODIAN IS ACTING OR IN SUCH TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN.

          (D)  IN THE CASE OF OUTSTANDING SHARES OF COMMON STOCK BENEFICIALLY OWNED BY A PERSON OR GROUP OF PERSONS WHO, AFTER ACQUIRING, DIRECTLY OR INDIRECTLY, THE BENEFICIAL OWNERSHIP OF FIVE PERCENT (5%) OF THE OUTSTANDING SHARES OF COMMON STOCK, FAILS TO NOTIFY THE CORPORATION OF SUCH OWNERSHIP WITHIN TEN (10) DAYS AFTER SUCH ACQUISITION, A CHANGE IN BENEFICIAL OWNERSHIP OF SUCH SHARES OF COMMON STOCK SHALL BE DEEMED TO OCCUR ON EACH DAY WHILE SUCH FAILURE CONTINUES.

      (IV)  NOTWITHSTANDING ANY OTHER PROVISION IN THIS SUBPARAGRAPH B TO THE CONTRARY, NO CHANGE IN BENEFICIAL OWNERSHIP OF AN OUTSTANDING SHARE OF COMMON STOCK SHALL BE DEEMED TO HAVE OCCURRED SOLELY AS A RESULT OF:

          (A)  ANY EVENT THAT OCCURRED PRIOR TO MAY 30, 1986 OR PURSUANT TO THE TERMS OF ANY CONTRACT (OTHER THAN A CONTRACT FOR THE PURCHASE AND SALE OF SHARES OF COMMON STOCK CONTEMPLATING PROMPT SETTLEMENT), INCLUDING CONTRACTS PROVIDING FOR OPTIONS, RIGHTS OF FIRST REFUSAL, AND SIMILAR ARRANGEMENTS, IN EXISTENCE ON MAY 30, 1986 AND TO WHICH ANY HOLDER OF SHARES OF COMMON STOCK IS A PARTY; PROVIDED, HOWEVER, THAT ANY EXERCISE BY AN OFFICER OR EMPLOYEE OF THE CORPORATION OR ANY SUBSIDIARY OF THE CORPORATION OF AN OPTION TO PURCHASE COMMON STOCK AFTER MAY 30, 1986 SHALL, NOTWITHSTANDING THE FOREGOING AND CLAUSE (IV) (F) HEREOF, BE DEEMED A CHANGE IN BENEFICIAL OWNERSHIP IRRESPECTIVE OF WHEN THAT OPTION WAS GRANTED TO SAID OFFICER OR EMPLOYEE.

          (B)  ANY TRANSFER OF ANY INTEREST IN AN OUTSTANDING SHARE OF COMMON STOCK PURSUANT TO A BEQUEST OR INHERITANCE, BY OPERATION OF LAW UPON THE DEATH OF ANY INDIVIDUAL, OR BY ANY OTHER TRANSFER WITHOUT VALUABLE CONSIDERATION, INCLUDING, WITHOUT LIMITATION, A GIFT THAT IS MADE IN GOOD FAITH AND NOT FOR THE PURPOSE OF CIRCUMVENTING THE PROVISION OF THIS ARTICLE FOURTH.

          (C)  ANY CHANGES IN THE BENEFICIARY OF ANY TRUST, OR ANY DISTRIBUTION OF AN OUTSTANDING SHARE OF COMMON STOCK FROM TRUST, BY REASON OF THE BIRTH, DEATH, MARRIAGE OR DIVORCE OF ANY NATURAL

  PERSON, THE ADOPTION OF ANY NATURAL PERSON PRIOR TO AGE EIGHTEEN (18) OR THE PASSAGE OF A GIVEN PERIOD OF TIME OR THE ATTAINMENT BY ANY NATURAL PERSON OF A SPECIFIC AGE, OR THE CREATION OR TERMINATION OF ANY GUARDIANSHIP OR CUSTODIAL ARRANGEMENT.

          (D)  ANY APPOINTMENT OF A SUCCESSOR TRUSTEE, AGENT, GUARDIAN OR CUSTODIAN WITH RESPECT TO AN OUTSTANDING SHARE OF COMMON STOCK IF NEITHER SUCH SUCCESSOR HAS NOR ITS PREDECESSOR HAD THE POWER TO VOTE OR TO DISPOSE OF SUCH SHARE OF COMMON STOCK WITHOUT FURTHER INSTRUCTIONS FROM OTHERS.

          (E)  ANY CHANGE IN THE PERSON TO WHOM DIVIDENDS OR OTHER DISTRIBUTIONS IN RESPECT OF AN OUTSTANDING SHARE OF COMMON STOCK ARE TO BE PAID PURSUANT TO THE ISSUANCE OR MODIFICATION OF A REVOCABLE DIVIDEND PAYMENT ORDER.

          (F)  ANY ISSUANCE OF A SHARE OF COMMON STOCK BY THE CORPORATION OR ANY TRANSFER BY THE CORPORATION OF A SHARE OF COMMON STOCK HELD IN TREASURY, UNLESS OTHERWISE DETERMINED BY THE BOARD OF DIRECTORS AT THE TIME OF AUTHORIZING SUCH ISSUANCE OR TRANSFER.

          (G)  ANY GIVING OF A PROXY IN CONNECTION WITH A SOLICITATION OF PROXIES SUBJECT TO THE PROVISIONS OF SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE RULES AND REGULATIONS THEREUNDER PROMULGATED.

          (H)  ANY TRANSFER, WHETHER OR NOT WITH CONSIDERATION, AMONG INDIVIDUALS RELATED OR FORMERLY RELATED BY BLOOD, MARRIAGE OR ADOPTION ("RELATIVES") OR BETWEEN A RELATIVE AND ANY PERSON (AS DEFINED IN ARTICLE SEVENTH) CONTROLLED BY ONE OR MORE RELATIVES WHERE THE PRINCIPAL PURPOSE FOR THE TRANSFER IS TO FURTHER THE ESTATE TAX PLANNING OBJECTIVES OF THE TRANSFEROR OR OF RELATIVES OF THE TRANSFEROR.

           (I)  ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE DEATH OF THE PREDECESSOR TRUSTEE (WHICH PREDECESSOR TRUSTEE SHALL HAVE BEEN A NATURAL PERSON).

           (J)  ANY APPOINTMENT OF A SUCCESSOR TRUSTEE WHO OR WHICH WAS SPECIFICALLY NAMED IN A TRUST INSTRUMENT PRIOR TO MAY 30, 1986.

          (K)  ANY APPOINTMENT OF A SUCCESSOR TRUSTEE AS A RESULT OF THE RESIGNATION, REMOVAL OR FAILURE TO QUALIFY OF A PREDECESSOR TRUSTEE OR AS A RESULT OF MANDATORY RETIREMENT PURSUANT TO THE EXPRESS TERMS OF A TRUST INSTRUMENT: PROVIDED, THAT LESS THAN FIFTY PERCENT (50%) OF THE TRUSTEES ADMINISTERING ANY SINGLE TRUST WILL HAVE CHANGED (INCLUDING IN SUCH PERCENTAGE THE APPOINTMENT OF THE SUCCESSOR TRUSTEE) DURING THE FOUR (4) YEAR PERIOD PRECEDING THE APPOINTMENT OF SUCH SUCCESSOR TRUSTEE.

        (V)  FOR PURPOSES OF THIS SUBPARAGRAPH B, ALL DETERMINATIONS CONCERNING CHANGE IN BENEFICIAL OWNERSHIP, OR THE ABSENCE OF ANY SUCH CHANGE, SHALL BE MADE BY THE BOARD OF DIRECTORS OF THE CORPORATION OR, AT ANY TIME WHEN THE CORPORATION EMPLOYS A TRANSFER AGENT WITH RESPECT TO THE SHARES OF COMMON STOCK, AT THE CORPORATION'S REQUEST, BY

SUCH TRANSFER AGENT ON THE CORPORATION'S BEHALF. WRITTEN PROCEDURES DESIGNED TO FACILITATE SUCH DETERMINATION SHALL BE ESTABLISHED AND MAY BE AMENDED FROM TIME TO TIME, BY THE BOARD OF DIRECTORS. SUCH PROCEDURES SHALL PROVIDE, AMONG OTHER THINGS, THE MANNER OF PROOF OF FACTS THAT WILL BE ACCEPTED AND THE FREQUENCY WITH WHICH SUCH PROOF MAY BE REQUIRED TO BE RENEWED. THE CORPORATION AND ANY TRANSFER AGENT SHALL BE ENTITLED TO RELY ON ANY AND ALL INFORMATION CONCERNING BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARES OF COMMON STOCK COMING TO THEIR ATTENTION FROM ANY SOURCE AND IN ANY MANNER REASONABLY DEEMED BY THEM TO BE RELIABLE, BUT NEITHER THE CORPORATION NOR ANY TRANSFER AGENT SHALL BE CHARGED WITH ANY OTHER KNOWLEDGE CONCERNING THE BENEFICIAL OWNERSHIP OF OUTSTANDING SHARES OF COMMON STOCK.

      (VI)  IN THE EVENT OF ANY STOCK SPLIT OR STOCK DIVIDEND WITH RESPECT TO THE OUTSTANDING SHARES OF COMMON STOCK, EACH SHARE OF COMMON STOCK ACQUIRED BY REASON OF SUCH SPLIT OR DIVIDEND SHALL BE DEEMED TO HAVE BEEN BENEFICIALLY OWNED BY THE SAME PERSON FROM THE SAME DATE AS THAT ON WHICH BENEFICIAL OWNERSHIP OF THE OUTSTANDING SHARE OR SHARES OF COMMON STOCK, WITH RESPECT TO WHICH SUCH SHARE OF COMMON STOCK WAS DISTRIBUTED, WAS ACQUIRED.

     (VII)  EACH OUTSTANDING SHARE OF COMMON STOCK, WHETHER AT ANY PARTICULAR TIME THE HOLDER THEREOF IS ENTITLED TO EXERCISE FIVE (5) VOTES OR ONE (1) VOTE, SHALL BE IDENTICAL TO ALL OTHER SHARES OF COMMON STOCK IN ALL RESPECTS, AND TOGETHER THE OUTSTANDING SHARES OF COMMON STOCK SHALL CONSTITUTE A SINGLE CLASS OF SHARES OF THE CORPORATION.

Proxy - Carlisle Companies Incorporated

Meeting Details
Proxy Solicited by The Board of Directors
For The Annual Meeting of Shareholders—April 20, 2004

Richmond D. McKinnish and Steven J. Ford, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the common shares of the undersigned at the annual meeting of shareholders of CARLISLE COMPANIES INCORPORATED to be held at the Company's principal office, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina, at 12:00 Noon on Tuesday, April 20, 2004, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued and to be signed on reverse side.)

Carlisle Companies Incorporated	000000 0000000000 0 0000
000000000.000 ext
000000000.000 ext
000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6	C 1234567890 J N T
[BARCODE]
[BARCODE]
☐ Mark this box with an X if you have made changes to your name or address details above.
Annual Meeting Proxy Card

This proxy will be voted as specified or, if no choice is specified, will be voted FOR the election of the nominees named, and FOR Items 2 and 3.

A    Proposals

	For	Withhold
1. Election of Directors
01—Donald G. Calder	☐	☐
02—Robin S. Callahan	☐	☐
03—Eriberto R. Scocimara	☐	☐
	For	Against	Abstain
2. Approve the Company's Amended and Restated Executive Incentive Program.	☐	☐	☐
3. Approve the Company's Senior Management Incentive Compensation Plan.	☐	☐	☐

B    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.
NOTE: Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Please vote, sign, date and return this proxy card promptly using the enclosed envelope.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)
		☐ ☐ / ☐ ☐ / ☐ ☐ ☐ ☐

	1 U P X HHH P P P P	0030041

Proxy - Carlisle Companies Incorporated

Meeting Details
Proxy Solicited by The Board of Directors
For The Annual Meeting of Shareholders—April 20, 2004

Richmond D. McKinnish and Steven J. Ford, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the common shares of the undersigned at the annual meeting of shareholders of CARLISLE COMPANIES INCORPORATED to be held at the Company's principal office, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina, at 12:00 Noon on Tuesday, April 20, 2004, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued and to be signed on reverse side.)

Carlisle Companies Incorporated	000000 0000000000 0 0000
000000000.000 ext
000000000.000 ext
000000000.000 ext
MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3
ADD 4
ADD 5
ADD 6	C 1234567890 J N T
[BARCODE]
[BARCODE]
☐ Mark this box with an X if you have made changes to your name or address details above.
Annual Meeting Proxy Card

This proxy will be voted as specified or, if no choice is specified, will be voted FOR the election of the nominees named, and FOR Items 2 and 3.

A    Proposals

	For	Withhold
1. Election of Directors
01—Donald G. Calder	☐	☐
02—Robin S. Callahan	☐	☐
03—Eriberto R. Scocimara	☐	☐
	For	Against	Abstain
2. Approve the Company's Amended and Restated Executive Incentive Program.	☐	☐	☐
3. Approve the Company's Senior Management Incentive Compensation Plan.	☐	☐	☐

B    Voting Confirmation
Please provide the number of shares beneficially owned for each category as of February 26, 2004.

☐ ☐ ☐ ☐ ☐ ☐	Shares beneficially owned BEFORE February 26, 2000 entitled to five votes each.
☐ ☐ ☐ ☐ ☐ ☐	Shares beneficially owned AFTER February 25, 2000 entitled to one vote each. If no confirmation is provided, all shares will be entitled to one vote each.

C    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.
NOTE: Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.
Please vote, sign, date and return this proxy card promptly using the enclosed envelope.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)
		☐ ☐ / ☐ ☐ / ☐ ☐ ☐ ☐

	1 U P X HHH P P P P	0030042

        Unless otherwise specified below, this Proxy will be voted FOR the election as Directors of the nominees listed below.

CARLISLE COMPANIES INCORPORATED
THIS PROXY FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS
IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        At the Annual Meeting of Shareholders of Carlisle Companies Incorporated to be held on Tuesday, April 20 2004 at 12:00 Noon at the offices of the Company, 13925 Ballantyne Corporate Place, Suite 400, Charlotte, North Carolina and all adjournments thereof, Richmond D. McKinnish and Steven J. Ford, and each of them, are authorized to represent me and vote my shares on the following:

Item

  1.
  The election of three (3) Directors. The nominees are:
  Donald G. Calder, Robin S. Callahan and Eriberto R. Scocimara

  2.
  Approve the Company's Amended and Restated Executive Incentive Program

  3.
  Approve the Company's Senior Management Incentive Compensation Plan

  4.
  Any other matter properly brought before this meeting.

(INSTRUCTION: In the table below indicate the number of shares voted FOR, AGAINST or ABSTAIN as to each nominee for Director as well as Items 2 and 3.

Shares beneficially owned before February 26, 2000. (Post number of shares, not number of votes)
		FOR	AGAINST	ABSTAIN
1.	Directors
Donald G. Calder
Robin S. Callahan
Eriberto R. Scocimara
		FOR	AGAINST	ABSTAIN
2.	Approve the Company's Amended and Restated Executive Incentive
Program
		FOR	AGAINST	ABSTAIN
3.	Approve the Company's Senior Management Incentive
Compensation Plan
Shares beneficially owned and acquired after February 25, 2000 (Post number of shares, not number of votes)
		FOR	AGAINST	ABSTAIN
1.	Directors
Donald G. Calder
Robin S. Callahan
Eriberto R. Scocimara
		FOR	AGAINST	ABSTAIN
2.	Approve the Company's Amended and Restated Executive Incentive
Program
		FOR	AGAINST	ABSTAIN
3.	Approve the Company's Senior Management Incentive
Compensation Plan
POST ONLY RECORD POSITION:
Dated	, 2004

Signature of Bank, Broker or Nominee

Time-Phased Voting Instructions

CARLISLE COMPANIES INCORPORATED

Voting Procedures—Beneficial Owners
Common Stock of Carlisle Companies Incorporated

To All Banks, Brokers and Nominees:

        Carlisle Companies Incorporated ("Carlisle") shareholders who were holders of record on February 26, 2004 and who acquired Carlisle Common Stock before February 26, 2000, will be entitled to cast five votes per share at the Annual Meeting to be held on April 20, 2004. Those holders of record who acquired their shares after February 25, 2000 are, with certain exceptions, entitled to cast one vote per share on the Common Stock they own.

        To enable Carlisle to tabulate the voting by beneficial owners of Common Stock held in your name, a special proxy has been devised for use in tabulating the number of shares entitled to five votes each and one vote each. On this card, the beneficial owner must confirm the numbers of five-vote shares and one-vote shares, respectively, he or she is entitled to vote, and by the same signature, gives instructions as to the voting of those shares. ALL UNINSTRUCTED SHARES WILL BE VOTED UNDER THE 10-DAY RULE. ALL SHARES WHERE BENEFICIAL OWNERSHIP IS NOT CONFIRMED, WHETHER INSTRUCTED OR NOT, WILL BE LISTED AS ONE-VOTE SHARES. THIS IS NOT TO BE REGARDED AS A NON-ROUTINE VOTE MERELY BECAUSE OF THE NATURE OF THE VOTING RIGHTS OF THE COMMON STOCK. The confirmation of beneficial ownership is as follows:

VOTING CONFIRMATION

Please provide the number of shares beneficially owned for each category as of February 26, 2004.

shares beneficially owned BEFORE February 26, 2000 entitled to five votes each.

shares beneficially owned and acquired AFTER February 25, 2000 entitled to one vote each.

        If no confirmation is provided, it will be deemed that beneficial ownership of all shares voted will be entitled to one vote each.

        You do not have to tabulate votes.    Only record the number of shares shown on the "Voting Confirmation" Section of the Proxy Card. If no shares are reported on the Proxy Card, record the shares for tabulation purposes as having been acquired AFTER February 25, 2000.

        If you are a broker, do not confirm shares.    Only the beneficial owner confirms shares in each voting category shown on the Proxy Card.

        If you are a bank, you may wish to follow your usual procedures and furnish the Proxy Card to the beneficial owner. The beneficial owner will vote his beneficial ownership including the completion of the information required by the "Voting Confirmation." The beneficial owner may return the Proxy Card either to you or to Carlisle Companies Incorporated c/o Computershare Investor Services, 7600 South Grant Street, Burr Ridge, Illinois 60527.

March 11, 2004

QuickLinks

CARLISLE COMPANIES INCORPORATED 13925 Ballantyne Corporate Place, Suite 400 Charlotte, North Carolina 28277 (704) 501-1100
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT GENERAL
VOTING SECURITIES
SECURITY OWNERSHIP
BOARD OF DIRECTORS
Nominees for Election
Directors With Unexpired Terms
COMPENSATION OF EXECUTIVE OFFICERS
PERFORMANCE GRAPH
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
SELECTION OF AUDITORS
PROPOSAL TO APPROVE AMENDED AND RESTATED EXECUTIVE INCENTIVE PROGRAM
PROPOSAL TO APPROVE THE COMPANY'S SENIOR MANAGEMENT INCENTIVE COMPENSATION PLAN
SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2005 ANNUAL MEETING
VOTING BY PROXY AND CONFIRMATION OF BENEFICIAL OWNERSHIP
VOTING PROCEDURES
OTHER MATTERS
CHARTER FOR AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF CARLISLE COMPANIES INCORPORATED (Amended and Restated as of September 3, 2003)
CARLISLE COMPANIES INCORPORATED EXECUTIVE INCENTIVE PROGRAM (As Amended and Restated Effective as of February 4, 2004)
SENIOR MANAGEMENT INCENTIVE COMPENSATION PLAN OF CARLISLE COMPANIES INCORPORATED
Subparagraph B of Article Fourth of the Restated Certificate of Incorporation of Carlisle Companies Incorporated